EXHIBIT 10(A)(7)

SECOND SUPPLEMENTAL AMENDED AND RESTATED
STOCK PLEDGE AND SECURITY AGREEMENT
 THIS SECOND SUPPLEMENTAL AMENDED AND RESTATED STOCK PLEDGE AND SECURITY AGREEMENT (this "Agreement"), dated as of March 18, 1999, made by SCI HOLDINGS, INC., a Delaware corporation and INTERAGENCY, INC., a Delaware corporation (together, the "Pledgor"), each a wholly owned subsidiary of SCI SYSTEMS, INC., a Delaware corporation ("Borrower"), to CITIBANK, N.A. (the "Pledgee"), acting in its capacity as agent for the Pledgee, ABN AMRO Bank N.V. ("ABN AMRO") and Bank of America Illinois (collectively, the "Co-Agents") and the banks and other lending institutions (the "Banks") which are signatories to the Amended and Restated Credit Agreement dated as of August 3, 1995, among Borrower, the Pledgee, the Co-Agents and the Banks, and acting as Agent for any assignees which become Banks as provided in such Amended and Restated Credit Agreement.
WITNESSETH:
     WHEREAS, pursuant to the Amended and Restated Credit Agreement described above (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; the terms defined in the Credit
Agreement and not otherwise defined herein are used herein with the same meaning), the Pledgee, the Co-Agents and the Banks have committed to loan certain amounts to, and ABN AMRO, in its capacity as Co-Agent (acting for the Banks) has amended the Letter of Credit for the benefit of, the Borrower; and
     WHEREAS, pursuant to the Credit Agreement, the Pledgor entered into a certain amended and restated stock pledge and security agreement dated as of August 3, 1995 (the "1995 Pledge Agreement") and a first supplemental amended and restated stock pledge and security agreement dated as of March __, 1998 (the "First Supplemental Pledge Agreement"); and
     WHEREAS, it is a condition precedent to the Banks' obligations continue to make Loans to Borrower under the Credit Agreement that the Pledgor execute and deliver to the Pledgee this Agreement (which shall supplement the 1995 Pledge Agreement executed by Pledgor at the initial closing of the Credit Agreement and also supplement the First Supplemental Pledge Agreement);
     WHEREAS, the Pledgor desires to execute this Agreement to satisfy the condition described in the preceding paragraph;
     NOW, THEREFORE, in consideration of the benefits accruing to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Pledgee, the Co-Agents and the Banks to continue to make Loans to Borrower under the Credit Agreement the Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

                           1.SECURITY FOR OBLIGATIONS ETC. This Agreement is for
the benefit of the Pledgee to secure the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, of (i) the Loans, the Notes, the Pledgor's reimbursement obligations in respect of the Letter of
Credit and all other Obligations (whether for principal, interest, fees, expenses or otherwise), (ii) all obligations of the Pledgor now or hereafter existing under the Credit Agreement or under this Agreement (whether for principal, interest, fees, expenses or otherwise) or under any Interest Rate Contracts, and (iii) all costs and expenses incurred by the Pledgee or any Bank in connection with the exercise of its rights and remedies hereunder (including reasonable attorneys' fees) (all such obligations collectively being the "Secured Obligations").
                           2.PLEDGED STOCK. As used herein, the term
     "Pledged Stock" shall mean the number of issued and outstanding shares or other interests specified on Annex A attached hereto which Pledgor owns of each class of capital stock of or other interests in the corporations or other entities identified on Annex A attached hereto (collectively, the "Subsidiaries"). The Pledgor represents and warrants that on the date hereof (a) the Pledged Stock consists of the number of shares of the stock or other interests of the Subsidiaries as described in Annex A attached hereto; (b) the Pledgor is the holder of record and sole beneficial owner of such Pledged Stock; and (c) the Pledged Stock constitutes the percentage of the issued and outstanding stock or other interests of the Subsidiaries indicated on Annex A.
                           3.PLEDGE OF SECURITIES, ETC.
 3.A.Pledge. To secure the Secured Obligations and for the purposes set forth in
Section 1, the Pledgor hereby pledges to the Pledgee (for and on behalf of the Pledgee, the Co-Agents and the Banks), and grants a security interest in, the Pledged Stock, together with (i) the certificates representing such Pledged Stock accompanied by stock powers duly executed in blank by the Pledgor, and
(ii) subject to the rights of the Pledgor set forth in Section 6, all dividends (whether in cash, stock, warrants, options, or other securities), cash, instruments or other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the Pledged Stock; and hereby assigns, transfers, hypothecates and sets over to the Pledgee all of the Pledgor's right, title and interest in and to the Pledged Securities (and in and to the certificates or instruments evidencing the items described in clauses (i) and (ii) above) to be held by the Pledgee, upon the terms and conditions set forth in this Agreement. Subject to the terms of the Intercreditor Agreement, the Pledgor agrees to deliver to the Pledgee all certificates and instruments evidencing the items described in clause (ii) above promptly upon the Pledgor's receipt thereof. 3.B.Definition of Pledged Securities and Collateral. The Pledged Stock and all items described in clause
(ii) of Section 3.1 are hereinafter called the "Pledged Securities," and the Pledged Securities, together with all other securities and moneys received and at the time held by the Pledgee hereunder and any proceeds of any of the foregoing, are hereinafter called the "Collateral."
                           4.APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC.
The Pledgee shall have the right to appoint one or more agents for the purpose of retaining physical possession of the Collateral, which may be held (if applicable and in the discretion of the Pledgee) in the name of the Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or an agent appointed by the Pledgee.
                           5.VOTING, ETC. Unless and until an Event of Default (such term to mean an Event of Default as defined herein) shall have occurred and be continuing, the Pledgor shall be entitled to vote any and all Pledged Stock and to give consents, waivers or ratifications in respect thereof; provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement, the Credit Documents, or any instrument or agreement relating to the Obligations; provided, further, that the Pledgor shall give the Pledgee at least five (5) Business Days, written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right if the exercise or non-exercise of such right potentially may violate or be inconsistent with the aforementioned agreements. All such rights of the Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing, and Section 7 hereof shall become applicable.
                           6.DIVIDENDS AND OTHER DISTRIBUTIONS. A. Unless an
Event of Default shall have occurred and be continuing, all cash dividends payable in respect of the Pledged Securities shall be paid to the Pledgor, but only to the extent (if any) permitted by the Credit Agreement. The Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:
       1.all other or additional stock or securities paid or distributed by way of dividend in respect of the Pledged Securities;
       2.all other or additional stock or other securities paid or distributed in respect of the Pledged Securities by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and
       3.all other or additional stock or other securities which may be paid in respect of the Pledged Securities by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

               Additional Shares. The Pledgor agrees and covenants
that it will cause the Subsidiaries not to issue any stock or other securities in addition to or in substitution for the Pledged Securities except stock or other securities which are either (i) issued to the Pledgor and pledged to the Pledgee pursuant to this Agreement, to the extent necessary to keep 66% of the issued and outstanding Pledged Stock pledged to the Pledgee hereunder and delivered to the Pledgee within two (2) business days from the date of issuance or (ii) issued in a manner otherwise acceptable to the Required Banks.
                           1.EVENTS OF DEFAULT.
7.A.Definition of Events of Default. Any of the following specified events shall constitute an Event of Default under this Agreement:
       4.the existence or occurrence
         of any Event of Default as provided under the terms of the Credit Agreement;
       5.any representation, warranty or  statement  made or deemed to be made by the  Pledgor or any of its  officers
         under or in connection with this Agreement shall have been incorrect in any material respect when made or deemed to be made;
       6.the Pledgor shall fail to
         observe or perform any covenant or agreement set forth in Section 6 (including Section 6.1), Section 15 or Section 17; or
       7.the Pledgor shall fail to
         observe or perform any covenant or agreement set forth in this Agreement, other than those referred to in paragraph(c) above, and such failure remains unremedied until the first to occur of the date forty-five (45) days after an Executive Officer first obtains knowledge  thereof or the date thirty  (30) days  after  written notice thereof shall have been given to the Pledgor by any Bank. 7.B.Remedies. In case an Event of Default shall have occurred and be continuing, and subject to Section 7.3 hereof, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Credit Document or by law and including, without limitation, all rights and remedies of a secured party of a debtor in default under the Uniform Commercial Code (the "Code") in effect in the State of New York at that time) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled (subject to the rights of any holders of first priority pledges and security interests on any portions of the Collateral as permitted by the terms of this Agreement), without limitation, to exercise any or all of the following rights, which the Pledgor hereby agrees to be commercially reasonable: (a)to receive all amounts payable to the Pledgor in respect of the Collateral otherwise payable under Section 6 and to enforce the payment of the Pledged Securities and to exercise all of the rights, powers, and remedies of the Pledgor thereunder; (b)to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees; (c)to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof; (d)at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral in one or more parcels, or any interest therein, at any public or private sale at any exchange, broker's board or at any of the Pledgee's offices or elsewhere, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby expressly and irrevocably waived by the Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its sole discretion may determine. The Pledgor agrees that to the extent that notice of sale shall be required by law that at least 10 days' written notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable
notification.      The  Pledgee  shall  not be  obligated  to make  any sale of
Collateral regardless of notice of sale having been given. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and any such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshaling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. The Pledgee shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto; (e)to settle, adjust, compromise and arrange all accounts, controversies, questions, claims and demands whatsoever in relation to all or any part of the Collateral; (f)to execute all contracts, agreements, documents and instruments to bring, defend and abandon all such actions, suits and proceedings, and to take all other actions, in relation to all or any part of the Collateral as the Pledgee in its sole discretion may determine; (g)to appoint managers, agents and officers for any of the purposes mentioned in the foregoing provisions of this Section 7 and to dismiss the same, all as the Pledgee in its sole discretion may determine; and (h)generally, to take all such other action as the Pledgee may determine as incidental or conducive to any of the matters or powers mentioned in the foregoing provisions of this Section 7 and which the Pledgee may or can do lawfully and to use the name of the Pledgor for the purposes aforesaid and in any proceedings arising therefrom. 7.C.Decisions Relating to Exercise of Remedies. Notwithstanding anything in this Agreement to the contrary, as provided in the Credit Agreement, the Pledgee shall exercise, or shall refrain from exercising, any remedy provided for in
Section 7.2 in accordance with the terms of Section 11.01 of the Credit Agreement. Neither the Co-Agents nor any Bank may exercise any remedies provided for herein.
                           1.REMEDIES, ETC., CUMULATIVE. Each right, power and
remedy of the Pledgee provided for in this Agreement or any other Credit Document or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee of any one or more of the rights, powers or remedies provided for in this Agreement or any other Credit Document or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee to exercise any such right, power or remedy shall operate as a waiver thereof. Any Event of Default, or any event which with the passing of time or the giving of notice might become an Event of Default, may be waived by written consent of the Required Banks but any such waiver shall apply only to the specific occasion which is the subject of such waiver and shall not apply to the occurrence of the same or any similar event on any future occasion.
                           2.APPLICATION OF PROCEEDS.All moneys collected by the
Pledgee upon any sale or other disposition of the Collateral, together with all other moneys received by the Pledgee hereunder, shall be applied as follows (subject to the terms and conditions of the Intercreditor Agreement and the rights of any holders of any first priority pledges and security interests on any portions of the Collateral as permitted by the terms of this Agreement):
First, to the payment of the reasonable costs and expenses of such sale, collection or other realization, including, without limitation, reasonable attorneys' fees and all other expenses, liabilities and advances made or incurred by the Pledgee in connection therewith; Second, to the payment of the Secured Obligations then due so that each Bank shall receive under this Clause Second payment of an amount equal to the product of (1) the total amount available for payment under this Clause Second and (ii) a fraction, the numerator of which is the total amount of Secured Obligations then due to such Bank and the denominator of which is the total amount of all Secured Obligations then outstanding; and Third, after payment in full of all Secured Obligations then due, to the Pledgor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct any surplus then remaining from such proceeds.
                           3.PURCHASERS OF COLLATERAL. Upon any sale of any of
the Collateral hereunder (whether by virtue of the power of sale herein granted pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.
                           4.INDEMNITY; EXPENSES. (a) The Pledgor shall pay, and
shall protect, indemnify and save harmless the Pledgee, the Co-Agents and the Banks and, in their capacity as such, the officers, directors, shareholders, controlling persons, employees, agents, and servants of the Pledgee, any Co-Agent or any Bank from and against all liabilities, losses, claim, damages, penalties, causes of action, suits, costs and expenses (including, without limitation reasonable attorneys' fees and expenses) or judgments of any nature arising from (i) the offering and sale of, and payment or non-payment on, the Commercial Paper Notes or the issuance of the Letter of Credit, (ii) the default of the Pledgor or any other Credit Party or the Depository in the performance of its respective agreements, rights or obligations contained in this Agreement, the Depositary Agreement or any other Credit Document entered into by the Pledgor or such Credit Party or the Depositary in connection herewith or therewith, (iii) any actual or proposed use of the proceeds of the Loans or the Commercial Paper Notes or the Pledgor's or any Credit Party's entering into and performing any Credit Document or any Commercial Paper Documents, (iv) the Pledgee's, any Co-Agent's or any Banks' making, holding or administering the Loans, the Letter of Credit, the Credit Documents or any of the Collateral pledged in connection with any Credit Document (provided that the right of payment and indemnification under this clause (iv) shall not apply to any liabilities, losses, costs and expenses arising out of any successful action by the Pledgor against the Pledgee, any Co-Agent or any Bank for a breach of its obligations hereof, but nothing in this proviso shall modify or impair the Pledgee's, any Co-Agent's or any Bank's rights under Section 11(b) hereof), (v) allegations of participation or interference by the Pledgee, any Co-Agent or any Bank in the management, contractual relations or other affairs of the Pledgor (provided that the right of payment and indemnification under this clause (v) shall not apply to any liabilities, losses, costs and expenses arising out of any successful action by the Pledgor against the Pledgee, any Co-Agent or any Bank for a breach of its obligations hereof, but nothing in this proviso shall modify or impair the Pledgee's, any Co-Agent's or any Bank's rights under Section 11(b) hereof), or (vi) allegations that the Pledgee, any Co-Agent or any Bank has joint liability with Pledgor for any reason; provided that the Pledgor will not be liable for such liabilities, losses, claims, damages, penalties, causes of action, suits, costs and expenses (including, without limitation, attorneys' fees and expenses) or judgments of any arising from any untrue statement of a material fact in the material relating to the Pledgee, any Co-Agent or any Bank in any offering circular used in the sale of the Commercial Paper Notes or omission of a material fact relating to the Pledgee, any Co-Agent or any Bank required to be stated therein or necessary in order to make the statements therein relating to the Pledgee, any Co-Agent or any Bank in the light of the circumstances under which they were made not misleading if, but only if, such material was specifically approved in writing by the Pledgee, such Co-Agent or such Bank, as the case may be, prior to its inclusion in such offering circular; and further provided that the Pledgor will not be liable for any such liabilities, losses, claims, damages, penalties, causes or action, suits, costs and expenses or judgments to the extent the same are the result of or arise out of the gross negligence or willful misconduct of the Pledgee, any Co-Agent or any Bank or any of the officers, directors, shareholders, controlling persons, employees, agents and (of any of them) of the Pledgee, any Co-Agent or any Bank. If any action, suit or proceeding arising from any of the foregoing is brought against the Pledgee, any Co-Agent or any Bank or any other person indemnified pursuant to this Section, the Pledgor will, if requested in writing by the Pledgee, any Co-Agent or any Bank to do so, at its expense, resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel designated by the Pledgor (which counsel shall be satisfactory to the Pledgee, the Co-Agent involved and the Bank(s) involved). Each of the Pledgor's obligations under this Section 11(a) shall survive the termination of this Agreement.
     8.The Pledgor shall pay all reasonable out-of-pocket costs and expenses of the Pledgee incurred in connection with the administration of, the preservation of rights under, and enforcement of, and, after an Event of Default, the renegotiation or restructuring of this Agreement and any amendment, waiver or consent relating thereto (including, the reasonable fees and disbursements of counsel for the Pledgee). The Pledgor shall also pay and hold Pledgee harmless from and against any and all present and future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to this Agreement and save the Pledgee harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay any such taxes, charges or levies.
                           1.FURTHER ASSURANCES. The Pledgor agrees that it will
do such acts and things and promptly execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.
                           2.THE PLEDGEE AS AGENT.
     The Pledgee will hold in accordance with this Agreement and the Credit Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement, the Intercreditor Agreement, and the Credit Agreement. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Pledgee accords its own property, it being understood that the Pledgee shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Pledgee has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral.
                           1.REPRESENTATIONS AND WARRANTIES. The Pledgor
hereby represents and warrants that (i) it is the legal record and beneficial owner of, and has good and marketable title to, the Pledged Stock described in
Section 2 hereof, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except Liens and security interests created by this Agreement or expressly permitted by this Agreement or the Credit Agreement; (ii) it has full power, authority and legal right to pledge all the Pledged Stock pursuant to this Agreement; (iii) to the best of its knowledge, no consent of any other party (including, without limitation, any stockholder or creditor of the pledgee or any of the Subsidiaries) and no order, consent, license, permit, approval, validation or authorization of, exemption by, notice to or registration, recording, filing or declaration with, any governmental or public body or authority is required to be obtained by the Pledgor in connection with the execution, delivery or performance of this Agreement or consummation of the transactions contemplated hereby, including, without limitation, the exercise by the Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except as may be required in connection with the disposition of the Pledged Securities by laws affecting the offering and sale of securities generally and except as set forth on Annex B attached hereto); (iv) all shares of Pledged Stock have been duly and validly issued, are fully paid and nonassessable; and (v) to the best of its knowledge, except as set forth on Annex B attached hereto, the pledge and delivery of the Pledged Securities pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Securities, and the Pledged Securities, and the proceeds thereof, which security interest is not subject to any prior Lien or any agreement purporting to grant to any third party a Lien on the property or assets of the Pledgor which would include the Pledged Securities (other than the Lien of the Intercreditor Agreement, if any, or any other intercreditor agreement entered into pursuant to the Credit Agreement and Liens expressly permitted by the Credit Agreement).
                           2.COVENANTS OF THE PLEDGOR. The Pledgor covenants
     and agrees that (i) the Pledgor will defend the Pledgee's right, title and security interest in and to the Pledged Securities and the proceeds thereof against the claims and demands of all Persons whomsoever; (ii) the Pledgor will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee; and (iii) the Pledgor will not, with respect to any Collateral, enter into any shareholder agreements, voting agreements, voting trusts, trust deeds, irrevocable proxies or any other similar agreements or instruments.
                           3.PLEDGOR'S OBLIGATIONS ABSOLUTE, ETC. The
obligations of the Pledgor under this Agreement shall be absolute and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any change in the time, place or manner of payment of, or in any other term of, all or any of the Secured Obligations, any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Credit Agreement, any Note, any other Credit Document, or any of the other documents, instruments or agreements relating to the Secured Obligations or any other instrument or agreement referred to therein or any assignment or transfer of any thereof; (b) any lack of validity or enforceability of the Credit Agreement, any other Credit Document, or any other documents, instruments or agreement referred to therein or any assignment or transfer of any thereof; (c) any furnishing of any additional security to the Pledgee, or its assignees or any acceptance thereof or any release of any security by the Pledgee or its assignees; (d) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgor or any of the Subsidiaries, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Pledgor shall have notice or knowledge of any of the foregoing; or (f) any exchange, release or nonperfection of any other collateral, or any release, amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Secured Obligations.
                           4.REGISTRATION, ETC.
     If an Event of Default shall have occurred and be continuing and the Pledgor shall have received from the Pledgee a written request or requests that the Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Pledged Securities, the Pledgor as soon as practicable and at its own expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Securities, including, without limitation, registration under the Securities Act of 1933 as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements, and reasonably do or cause to be done all such other acts and things as may be necessary to permit the sale of the Pledged Securities to be made in compliance with Federal and applicable State securities laws; provided, that the Pledgee shall furnish to the Pledgor such information regarding the Pledgee as the Pledgor may reasonably request in writing and as shall be required in connection with any such registration, qualification or compliance. The Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee and all others participating in the distribution of such Pledged Securities against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related transaction statement, notification or the like) a material fact required to be stated therein or necessary to make the statements not misleading in light of the circumstances under which they were made, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to the Pledgor by the Pledgee, or such others participating in the distribution of such Pledged Securities, expressly for use therein.
     If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to Section 7, such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may sell such Pledged Securities or part thereof by private sale in such manner and under such circumstances as necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser or purchasers who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Pledgee, in its sole discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.
                           1.NOTICES, ETC. All notices and other communications
shall be given in the manner specified in Section 15.02 of the Credit Agreement in the case of the Pledgee, and in the case of the Pledgor, at the address specified in this Agreement.
                           2.POWER OF ATTORNEY. The Pledgor hereby absolutely
and irrevocably constitutes and appoints the Pledgee the Pledgor's true and lawful agent and attorney-in-fact, effective upon the occurrence of an Event of Default, with full power of substitution, in the name of the Pledgor: (a) to execute and do all such assurances, acts and things which the Pledgor ought to do but has failed to do under the covenants and provisions contained in this Agreement; (b) to take any and all such action as the Pledgee may, in its sole discretion, determine as necessary or advisable for the purpose of maintaining, preserving or protecting the security constituted by this Agreement or any of the rights, remedies, powers or privileges of the Pledgee under this Agreement; and (c) generally, in the name of the Pledgor exercise all or any of the powers, authorities, and discretions conferred on or reserved to the Pledgee by or pursuant to this Agreement, and (without prejudice to the generality of any of the foregoing) to seal and deliver or otherwise perfect any instrument or document of conveyance, agreement, or act as the Pledgee may deem proper in or for the purpose of exercising any of such powers, authorities or discretions. The Pledgor hereby ratifies and confirms, and hereby agrees to ratify and confirm, whatever lawful acts the Pledgee shall do or purport to do in the exercise of the power of attorney granted to the Pledgee pursuant to this
Section 19, which power of attorney, being given for security, is irrevocable.
                           3.TERMINATION, RELEASE. After full indefeasible
payment and performance of all of the Secured Obligations other than Secured Obligations which by their terms survive the repayment of the Loans and irrevocable termination of the Total Commitments, this Agreement shall terminate, and the Pledgee, at the request and expense of the Pledgor, will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee hereunder.
                           4.MISCELLANEOUS.
21.A.Independent Obligations. The Pledgor agrees with the Pledgee that each of the obligations and liabilities of the Pledgor to the Pledgee under this Agreement may be enforced against the Pledgor without the necessity of joining the Borrower, any of the Subsidiaries, any other holders of pledges of or security interests in any of the Collateral, or any other Person as a party. 21.B.Reaffirmation. The Pledgor hereby acknowledges agrees that each of the 1995 Pledge Agreement and the First Supplemental Pledge Agreement is in full force and effect as of the date hereof and has not been rescinded, terminated or revoked by the Pledgor prior to the date hereof, and each of the 1995 Pledge Agreement and the First Supplemental Pledge Agreement shall remain in full force and effect after giving effect to this Agreement. 21.C. Successors and Assigns. This Agreement shall create a continuing security interest in the Collateral and shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of and be enforceable by the Pledgee, and its successors and permitted assigns. 21.D.Amendments, Etc. This Agreement may be amended or waived only with the written consent of the Required Banks and, with respect to any amendment, the Pledgor. 21.E.Other Definitions. Unless otherwise defined herein or in the Credit Agreement, terms defined in Article 9 of the Code in the State of New York are used herein as therein defined. 21.F.Headings; Entire Agreement. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement, together with all instruments, certificates and documents executed or delivered by the parties in connection herewith or with reference hereto, embodies the entire understanding and agreement between the parties hereto with respect to the Collateral and supersedes all prior agreements, understandings and inducements, whether expressed or implied, or oral or written. 21.G.Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. 21.H.Severable Provisions. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.
                           5.GOVERNING LAW. This Agreement and the rights and
obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York (without giving effect to the conflict of law principles thereof).
                           6.JURISDICTION; WAIVER OF JURY TRIAL. PLEDGOR
HEREBY (1) AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR TO ENFORCE ANY JUDGMENT OBTAINED AGAINST PLEDGOR IN CONNECTION WITH THIS AGREEMENT BE BROUGHT BY THE PLEDGEE, ANY THE CO-AGENT OR ANY BANK IN ANY COURT SITTING IN THE STATE OF NEW YORK; (2) IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY COURT OF THE STATE OF NEW YORK FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (3) AGREES THAT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK SHALL APPLY TO THIS ASSIGNMENT AND THE CREDIT DOCUMENTS; AND
(4) IRREVOCABLY WAIVES ANY PRESENT OR FUTURE OBJECTION TO VENUE IN ANY SUCH COURT, AND ANY PRESENT OR FUTURE CLAIM THAT ANY SUCH COURT IS AN INCONVENIENT FORUM, IN CONNECTION WITH ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT. IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.



Address for Notices:
SCI HOLDINGS, INC.
INTERAGENCY, INC.
c/o SCI Systems (Alabama), Inc.
2101 W. Clinton Avenue
Huntsville, Alabama 35805


SCI HOLDINGS,  INC., as Pledgor Name:
By:
Name:
Title:
INTERAGENCY,  INC., as Pledgor
By:
Name:
Title:
CITIBANK, N.A., as Agent, as Pledgee
By:
Name:
Title:



  ANNEX A
                               SCI HOLDINGS, INC.
Name of Entity
                Number of       Number of         Percentage of    Percentage of
                Shares or       Shares or         Shares or        Shares or
                Percentage of   Percentage of     Percentage of    Percentage of
                Partnership     Partnership       Partnership      Partnership
                Interest        Interest          Interest         Interest
                Owned           Pledged           Owned            Pledged

SCI Systems
 Sweden AB       1,000              660           100%              66%

SCI Systems
 Finland Oy        100               66           100%              66%

SCI Systems
 Spain, S.A.    10,000            6,600           100%              66%

AET Holland,
 C.V.               10%            6.66%           10%              66%



                               INTERAGENCY, INC.

Name of Entity
                Number of       Number of         Percentage of    Percentage of
                Shares or       Shares or         Shares or        Shares or
                Percentage of   Percentage of     Percentage of    Percentage of
                Partnership     Partnership       Partnership      Partnership
                Interest        Interest          Interest         Interest
                Owned           Pledged           Owned            Pledged

AET Holland
 C.V.               10%            6.66%           10%              66%




                                     ANNEX B
                              EXCEPTIONS TO PLEDGE
                                     [NONE]

 SECOND SUPPLEMENTAL AMENDED AND RESTATED
ASSIGNMENT OF INTERCOMPANY LOANS
 THIS SECOND SUPPLEMENTAL AMENDED AND RESTATED ASSIGNMENT OF INTERCOMPANY LOANS (the "Assignment") dated as of March 18, 1999 (the "Effective Date"), between each of the companies listed on the signature pages hereof (individually, an "Assignor" and collectively, the "Assignors") and CITIBANK, N.A., as Agent for and representative of (in such capacity herein called the "Agent") the banks and other lending institutions which are signatories to the Credit Agreement (as hereinafter defined) and each assignee of any such bank which may become a Bank as provided in the Credit Agreement (the "Banks"). The Agent, the Co-Agents and the Banks are hereinafter collectively called the "Secured Parties".
                              W I T N E S S E T H:
WHEREAS, SCI Systems, Inc. (the "Company"), the Agent, ABN AMRO Bank N.V. ("ABN AMRO") and Bank of America Illinois (collectively, the "Co-Agents"), and the Banks are parties to an Amended and Restated Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein are used herein with the same meaning), dated as of August 3, 1995, pursuant to which the Banks have committed to loan certain amounts to the Company and ABN AMRO, in its capacity as a Co-Agent (acting for the Commercial Paper Banks), has issued an amendment to the Letter of Credit for the benefit of the Company; WHEREAS, in connection with the Credit Agreement, the Agent, the Company and certain Subsidiaries of the Company entered into a certain Assignment of Intercompany Loans dated as of August 3, 1995, as amended by the First Modification of Amended and Restated Assignment of Intercompany Loans, dated as of June 28, 1996 (the "1995 Assignment"); WHEREAS, in connection with the Credit Agreement, the Agent, the Company and certain other Subsidiaries of the Company entered into a certain First Supplemental Amended and Restated Assignment of Intercompany Loans dated as of March 31, 1998 (the "First
Supplemental Assignment") WHEREAS, it is a condition precedent to the obligations of the Banks to continue to make Loans to the Borrower under the Credit Agreement that the Assignors execute and deliver to the Agent and the Banks this Agreement (which shall supplement the 1995 Assignment and the First Supplemental Assignment); WHEREAS, each Assignor desires to execute this Assignment to satisfy the condition precedent described in the preceding paragraph;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to each Secured Party and hereby covenants and agrees with each Secured Party as follows: SECTION 1. Assignment. As collateral (collectively, the "Assigned Collateral") to secure the Secured Obligations (as defined in Section 2) each Assignor hereby:
       7.grants to the Agent for the benefit of each Secured Party a present and continuing security interest in the Intercompany Loans (other than Intercompany Loans made by a Foreign Subsidiary to or for the benefit of another Foreign Subsidiary) and all instruments evidencing any Intercompany Loans (other than any such instrument issued by a Foreign Subsidiary and payable to the order of, among others, another Foreign Subsidiary) and all renewals and extensions thereof, accessions thereto and substitutions therefor, now owned or held or hereafter owned or held by such Assignor; and
       8.grants to the Agent for the benefit of each Secured Party, to the maximum extent permitted by applicable law, a present and continuing security interest in all Proceeds of the foregoing. Proceeds shall have the meaning assigned that term under the Uniform Commercial Code as in effect in the State of New York or under other relevant law and, in any event, shall include, but not be limited to, any and all (i) proceeds of any insurance (except payments made to one not a party to this Assignment), indemnity, warranty or guaranty payable to the Agent or to such Assignor from time to time with respect to any of the Assigned Collateral, (ii) instruments representing obligations to pay amounts in respect of Assigned Collateral and (iii) other amounts from time to time paid or payable under or in connection with any of the Assigned Collateral. Security title to the Assigned Collateral shall be held by the Agent for the benefit of the Secured Parties and their successors and assigns. SECTION
2. Secured Obligations. This Assignment secures, and the Assigned Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise (including, without limitation, which, but for the filing of a petition in bankruptcy with respect to the Company would accrue on such Obligations) of all Obligations (as defined in the Credit Agreement) whether for principal, premium or interest (including, without limitation, interest which, but for the filing, of a petition in bankruptcy with respect to the Company would accrue on such obligations) (all such obligations being the "Secured Obligations"). SECTION 3. No Release. Nothing set forth in this Assignment shall relieve any Assignor from the performance of any term, covenant, condition or agreement on such Assignor's part to be performed or observed under or in respect of any of the Assigned Collateral or from any liability to any Person under or in respect of any of the Assigned Collateral or impose any obligation on the Agent or any Secured Party to perform or observe any such term, covenant, condition or agreement on any Assignor's part to be so performed or observed or impose any liability on the Agent or any Secured Party for any act or omission on the part of any Assignor relating thereto or for any breach of any representation or warranty on the part of any Assignor contained in this Agreement, or in respect of the Assigned Collateral or made in connection herewith or therewith. This paragraph shall survive the termination of this Assignment and the discharge of any Assignor's other obligations hereunder and under the Credit Documents. SECTION 4. Delivery of Assigned Collateral. Immediately upon delivery of any certificates or instruments (except as provided under the terms of Section 7 hereof) representing or evidencing the Intercompany Loans and in any event within five
(5)  Business  Days of any  such  delivery,  such  certificates  or  instruments executed in favor of any Assignor shall be delivered by such Assignor to and held by or on behalf of the Agent pursuant hereto and shall be in suitable form for transfer by delivery, in form and substance satisfactory to the Agent; provided, however, that no Assignor shall be required to deliver any certificates or instruments representing or evidencing Intercompany Loans if such certificate or instrument or Intercompany Loans are excluded from the Assigned Collateral pursuant to Section 1 hereof. SECTION 5. Representations and Warranties. Each Assignor represents and warrants as follows: (a)Such Assignor, at the time of the delivery of any Assigned Collateral pursuant to Section 4 of this Assignment, will be the legal and beneficial owner of such Assigned Collateral free and clear of any Lien except for Permitted Encumbrances; (b)Such Assignor has full corporate power and authority and legal right to pledge the Assigned Collateral pursuant to this Assignment and make the transfers contemplated by Section 4 hereof; (c)To the best of its knowledge, no consent of any other Person (including, without limitation, any stockholder or creditor of the Assignor) and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or other Person is required either (i) for the transfer by such Assignor of the Assigned Collateral as contemplated by this Assignment or for the execution, delivery or performance of this Assignment by such Assignor or (ii) for the exercise by the Agent of the remedies in respect of the Assigned Collateral pursuant to this Assignment, except as may be required in connection with such disposition by laws affecting the offering and sale of instruments generally or except as may be required under the terms of the Intercreditor Agreement or except as set forth on Annex A hereto; (d)Except as otherwise permitted by the Credit Agreement and this Assignment, such Assignor at all times will be the sole beneficial owner of the Assigned Collateral; and (e)All information set forth herein relating to the Assigned Collateral is accurate and complete in all material respects as of the date hereof. SECTION 6. Supplements, Further Assurances. At any time and from time to time, at the expense of such Assignor, each Assignor shall promptly execute and deliver all further instruments and documents and take all further action that may be necessary or that the Agent may reasonably request, in order to protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Assigned Collateral. SECTION 7. Payments on Notes. (a)As long as no Event of Default shall have occurred and be continuing each Assignor shall be entitled to receive and retain, and to utilize free and clear of the Lien of this Assignment, any and all payments of current interest and principal in respect of such Assignor's respective Assigned Collateral; provided, however, that any and all payments in the form of securities or notes shall be, and shall be deemed to be forthwith delivered to the Agent to hold as, Assigned Collateral and shall, if received by such Assignor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of such Assignor, and be forthwith delivered to the Agent as Assigned Collateral in the same form as so received (with any necessary endorsement). (b)Upon the occurrence and during the continuance of an Event of Default, all rights of each Assignor to receive payments of current interest which it would otherwise be authorized to receive and retain pursuant to Section 7(a) above shall cease and all rights shall thereupon become vested in the Agent which shall thereupon have the sole right to receive and hold as Assigned Collateral such payments during the continuance of such Event of Default. (c)All payments which are received by any Assignor contrary to the provisions of Section 7(b) above shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Assignor and shall be forthwith paid over to the Agent as Assigned Collateral in the same form as so received (with any necessary endorsement).
SECTION 8.  Covenants.  Each  Assignor  hereby  covenants and agrees as follows:
(a)Not to encumber the Assigned Collateral with any kind of Lien, other than Permitted Encumbrances; (b)Not to sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Assigned Collateral; (c)To assign hereunder, in accordance with Sections 1 and 7, any and all additional instruments, agreements and other documents which are to become part of the Assigned Collateral; (d)Not to make any Intercompany Loan to SCI Manufacturing (Malaysia) SDN BHD ("SCI Malaysia") if, after giving effect to such Loan, the aggregate amount of all Intercompany Loans outstanding to SCI Malaysia at such time would exceed US $100,000 unless and until the Agent, the Co-Agents and the Banks have received an opinion of counsel qualified to practice law in Malaysia in form and substance satisfactory to the Agent and the ABN AMRO, in its capacity as a Co-Agent; and (e)Not to make any Intercompany Loan to SCI U.K. Limited, a Guernsey corporation ("SCI U.K.") or Newmoor Industries Limited, a corporation organized under the laws of England (formerly known as Cambridge Computer Corporation ("Newmoor") unless and until such Companies shall have become Credit Parties pursuant to Section 8.17 and Section 9.13 of the Credit Agreement. SECTION 9. Agent Appointed Attorney-in-Fact. Each Assignor hereby appoints the Agent as such Assignor's attorney-in-fact, effective upon the occurrence of an Event of Default, with full authority in the place and stead of such Assignor and in the name of such Assignor or otherwise, from time to time in the Agent's discretion to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement. SECTION 10. Agent May Perform. If any Assignor fails to perform any agreement contained herein within thirty (30) days after receipt of a written request to do so from the Agent, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent, including the reasonable fees and expenses of its counsel, incurred in connection therewith shall be payable by such Assignor under Section 14 hereof.
SECTION 11. Reasonable Care. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Assigned Collateral in its possession if the Assigned Collateral is accorded treatment substantially equivalent to that which the Agent, in its individual capacity, accords its own property consisting of negotiable instruments, it being understood that neither the Agent nor any other Secured Party shall have responsibility for (i) ascertaining or taking action with respect to demands, maturities, or other matters relative to any Assigned Collateral, whether or not the Agent or any other Secured Party has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any Person with respect to any Assigned Collateral. SECTION 12. Events of Defaults; Remedies Upon Default. A.Definition of Events of Default. Any of the following specified events shall constitute an Event of Default under this Assignment: (a)the existence or occurrence of any Event of Default as provided under the terms of the Credit Agreement; (b)any representation, warranty or statement made or deemed to be made by any Assignor or any of their respective officers under or in connection with this Assignment (other than the representation and warranty in Section 5(e) of this Assignment) shall have been incorrect in any material respect when made or deemed to be made; (c)any Assignor shall fail to observe or perform any covenant or agreement set forth in Section 7(c) and in Section 8; or (d)(i) any Assignor shall fail to observe or perform any covenant or agreement set forth in this Assignment, other than in Section 5(e) or those referred to in paragraph
(c) above, and any such failure remains unremedied until the first to occur of the date forty-five (45) days after an Executive Officer first obtains knowledge thereof or the date thirty (30) days after written notice thereof shall have been given to the Assignor by the Agent, or (ii) if the representation and warranty made by the Assignor in Section 5(c) of this Assignment shall have been incorrect in any material respect when made or deemed to be made, and continues to be incorrect in any material respect until the first to occur of the date forty-five (45) days after an Executive Officer first obtains knowledge thereof or the date thirty (30) days after written notice thereof shall have been given to the Assignor by any Bank, the Agent or any Co-Agent. B.Remedies Upon Default. Subject to Section 12.C, if any Event of Default shall have occurred and be continuing:
     The Agent may from time to time exercise in respect of the Assigned Collateral in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party of a debtor in default under the Uniform Commercial Code (the "Code") in effect in the State of New York at that time, and the Agent may also in its sole discretion, without notice except as specified below, sell the Assigned Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Agent's offices or elsewhere for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Agent may deem commercially reasonable. The Agent or any other Secured Party may be the purchaser of any or all of the Assigned Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Assigned Collateral sold at such sale, to use and apply any of the Secured Obligations owed to such Person as a credit on account of the purchase price of any Assigned Collateral payable by such Person at such sale. Each purchaser at any such sale shall acquire the property sold absolutely free from any claim or right on the part of any Assignor, and each Assignor hereby waives (to the full extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Assignor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' written notice to such Assignor of the time and place of any public sale or the times after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Assigned Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, be made at the time and place to which it was so adjourned. Each Assignor hereby waives any claims against the Agent arising by reason of the fact that the price at which any Assigned Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Agent accepts the first offer received and does not offer such Assigned Collateral to more than one offeree.
     Each Assignor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any foreign government, authority or regulatory body, the Agent may be compelled, with respect to any sale of all or any part of the Assigned Collateral, to limit purchasers to those who meet the requirements of such foreign government, authority or regulatory body. Each Assignor acknowledges that any such sales may be at prices and on terms less favorable to the Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to engage in public sales. C.Decisions Relating to Exercise of Remedies. Notwithstanding anything in this Assignment to the contrary, as provided in the Credit Agreement, the Agent shall exercise, or shall refrain from exercising, any remedy provided for in Section 12.B. in accordance with the terms of Section 11.01 of the Credit Agreement. No Secured Party other than the Agent may exercise any remedies provided for herein. SECTION 13. Application of Proceeds. After and during the continuance of an Event of Default described in Section 12.A., any cash held by the Agent as Assigned Collateral and all cash proceeds received by the Agent (all such cash being "Proceeds") in respect of any sale of, collection from, other realization upon all or any part of the Assigned Collateral pursuant to the exercise by the Agent of its remedies as a secured creditor as provided in Section 12 of this Assignment shall be applied promptly from time to time by the Agent, subject to Annex B attached hereto and incorporated herein by this reference: First, to the payment of the Agent's reasonable costs and expenses of such sale, collection or other realization, including all reasonable expenses, liabilities and advances made or incurred by the Agent in connection therewith; Second, to the payment of the Secured
     Obligations then due so that each Secured Party shall receive under this subparagraph payment of an amount equal to the product of (i) the total amount available for payment under this Clause Second and (ii) a fraction, the numerator of which is the total amount of Secured Obligations then due to such Secured Party and the denominator of which is the total amount of all Secured Obligations then outstanding; and Third, after payment in full of all Secured Obligations, to each Assignor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such Proceeds.
SECTION 14. Expenses. Each Assignor will upon demand pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Agent may reasonably incur in connection with the administration of this Assignment, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Assigned Collateral, (iii) the exercise or enforcement of any of the rights of the Agent or any other Secured Party hereunder or (iv) the failure by such Assignor to perform or observe any of the provisions hereof except where such expenses result solely from the gross negligence or willful misconduct of the Agent. Each Assignor shall pay all reasonable out-of-pocket costs and expenses of the Pledgee in connection with the administration of, the preservation of rights under, and enforcement of, and, after an Event of Default, the renegotiation or restructuring of this Agreement and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of counsel for the Pledgee). Each Assignor shall also pay and hold Assignee harmless from and against any and all present and future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or otherwise with respect to this Agreement and save the Assignee harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay any such taxes, charges or levies.
SECTION 15. No Waiver. (a) No failure on the part of the Agent to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are to the full extent permitted by law cumulative and are not exclusive of any remedies provided by law. Any Event of Default, or any event which with the passing of time or the giving of notice might become an Event of Default, may be waived by written consent of the Required Banks, but any such waiver shall apply only to the specific occasion which is the subject of such waiver and shall not apply to the occurrence of the same or any similar event on any future occasion. (b)In the event the Agent shall have instituted any proceeding to enforce any right, power or remedy under this instrument by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Agent, then and in every such case each Assignor, the Agent and each holder of any of the Obligations, to the extent permitted by applicable law, shall be restored to their respective former positions and rights hereunder with respect to the Assigned Collateral, and all rights, remedies and powers of the Agent and the Secured Parties shall continue as if no such proceeding had been instituted. SECTION 16. Agent. The Agent has been appointed as Agent hereunder by the Banks pursuant to the Credit Agreement. The Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of Assigned Collateral) in accordance with this Assignment and the Credit Agreement. The Agent may resign and a successor Agent may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as an Agent by a successor Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent under this Assignment, and the retiring Agent shall thereupon be discharged from its duties and obligations under this Assignment. After any retiring Agent's resignation, the provisions of this Assignment shall inure to its benefit as to any actions taken or omitted to be taken by it under this Assignment while it was Agent. SECTION 17. Indemnification. Each Assignor hereby agrees jointly and severally that it shall pay, and shall protect, indemnify and save harmless the Agent, the Co-Agents and the Banks and, in their capacity as such, the officers, directors, shareholders, controlling persons, employees, agents, and servants of the Agent, any Co-Agent or any Bank from and against all liabilities, losses, claims, damages, penalties, causes of action, suits, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) or judgments of any nature arising from (i) the offering and sale of, and payment or nonpayment on, the Commercial Paper Notes or the issuance of the Letter of Credit, (ii) the default of any Assignor or any other Credit Party or the Depository in the performance of its respective agreements, rights or obligations contained in this Agreement, the Depositary Agreement or any other Credit Document entered into by any Assignor or such Credit Party or the Depositary in connection herewith or therewith, (iii) any actual or proposed use of the proceeds of the Loan or the Commercial Paper Notes or any Assignor's or any Credit Party's entering into and performing any Credit Document or any
Commercial Paper Documents, (iv) the Agent's, any Co-Agent's or any Bank's making, holding or administering the Loans, the Letter of Credit, the Credit Documents or any of the Collateral pledged in connection with any Credit Document (provided that the right of payment and indemnification under this clause (iv) shall not apply to any liabilities, losses, costs and expenses arising out of any successful action by any Assignor against the Agent, any Co-Agent or any Bank for a breach of its obligations hereof, but nothing in this provision shall modify or impair the Agent's, any Co-Agent's or any Bank's right under Section 14 hereof), (v) allegations of participation or interference by the Agent, any Co-Agent or any Bank in the management, contractual relations or other affairs of any Assignor (provided that the right of payment and indemnification under this clause (v) shall not apply to any liabilities, losses, costs and expenses arising out of any successful action by any Assignor against the Agent, any Co-Agent or any Bank for a breach of its obligations hereof, but nothing in this provision shall modify or impair the Agent's, any Co-Agent's or any Bank's rights under Section 14 hereof), or (vi) allegations that the Agent, any Co-Agent or any Bank has joint liability with any Assignor for any reason; provided, that no Assignor will be liable for such liabilities, losses, claims, damages, penalties, causes of action, suits, costs and expenses (including, without limitation, attorneys, fees and expenses) or judgments of any nature arising from any untrue statement of a material fact in the material relating to the Agent, any Co-Agent or any Bank in any offering circular used in the sale of the Commercial Paper Notes or omission of a material fact relating to the Agent, any Co-Agent or any Bank required to be stated therein or necessary in order to make the statements therein relating to the Agent, any Co-Agent or any Bank in light of these circumstances under which they were made not misleading if, but only if, such material was specifically approved in writing by the Agent, such Co-Agent or such Bank as the case may be, prior to its inclusion in such offering circular; and further provided that no Assignor will be liable for any such liabilities, losses, claims, damages, penalties, causes of action, suits, costs and expenses or judgments to the extent the same are the result of or arise out of the gross negligence or willfulness conduct of the Agent, any Co-Agent or any Bank or any of the officers, directors, shareholders,  controlling  persons,  employees,  agents and servants (or any of them) of the Agent, any Co-Agent or any Bank. If any action, suit or proceeding arising from any of the foregoing is brought against the Agent, any Co-Agent or any Bank or any other person indemnified pursuant to this Section, each Assignor will, if requested in writing by the Agent, any Co-Agent or any Bank to do so, at its expense, resist in defense such action, suit or proceeding or cause the same to be resisted and defended by counsel designated by such Assignor (which counsel shall be satisfactory to the Agent, the Co-Agent involved and the Bank(s) involved). The obligations of each Assignor under this Section 17 shall survive the termination of this Agreement. SECTION 18. Amendments, Etc. This Assignment may not be amended, modified or waived except with the written consent of each of the Assignors and the Required Banks or except as otherwise provided in the Credit Agreement. Any amendment, modification or supplement of or to any provision of this Assignment, any termination or waiver of any provision of this Agreement and any consent to any departure by any Assignor from the terms of any provision of this Assignment shall be effective only in the specific instance and for the specific purpose for which made or given. No notice to or demand upon the Assignors in any instance hereunder shall entitle the Assignors to any other or further notice or demand in similar or other circumstances. SECTION 19. Termination. This Assignment shall terminate upon the indefeasible payment in full in U.S. Dollars of all Secured Obligations and the irrevocable termination of the Total Commitments, and then the Agent shall, upon the request and at the expense of the Assignor, forthwith assign, transfer and deliver, against receipt and without recourse to the Agent, such of each Assignor's respective Assigned Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof to or on the order of such Assignor. SECTION 20. Notices. All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be given in the manner provided in Section 15.02 of the Credit Agreement to the addresses indicated below for the Assignors and the Agent.
SECTION 21. Continuing Security Interest; Transfer of Notes. This Assignment shall create a continuing security interest in the Assigned Collateral and shall
(i) remain in full force and effect until this
     Assignment is otherwise terminated pursuant to Section 19, (ii) be binding upon the Assignors, their respective successors and assigns, and (iii) inure, together with the rights and remedies of the Agent hereunder, to the benefit of each Secured Party and each of their respective successors, transferees and assigns permitted under the Credit Agreement; no other persons (including without limitation, any other creditor of any Assignor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (iii), any Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person or entity as and to the extent permitted under the Credit Agreement, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, subject however, to the provisions of the Credit Agreement. SECTION 22. Security Interest Absolute. All rights of the Agent and security interests hereunder and all obligations of each Assignor hereunder, shall be absolute and unconditional irrespective of: (a)Any lack of validity or enforceability of the Credit Agreement, the Notes, any Intercompany Loan, the Guaranty, any other Credit Document or any other agreement or instrument relating thereto; (b)Any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, the Notes, any Intercompany Loan, the Guaranty, any other Credit Document or any other agreement or instrument relating thereto; or (c)Any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any other guaranty for all or any of the Secured Obligations. SECTION 23. Severability of Provisions. Any provision of this Assignment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. SECTION 24. Headings; Entire Agreement. Section headings used in this Assignment are for convenience of reference only and shall not affect the construction of this Assignment. This Assignment, together with all instruments, agreements and certificates executed by the parties in connection herewith or with reference hereto, embodies the entire understanding and agreement between the parties hereto with respect to the Assigned Collateral and supersedes all prior agreements, understandings and inducements, whether express or implied, oral or written. SECTION 25. Execution in Counterparts. This Assignment may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Assignment. SECTION 26. Release. The Agent may release any or all of the Assigned Collateral at any time or from time to time in accordance with the provisions of the Credit Agreement.
SECTION 27. Acknowledgments by Obligors. Each Assignor which may from time to time be obligated to Borrower or any Subsidiary of Borrower for payment of Intercompany Loans, by signing in the space provided at the end of this Assignment, acknowledges this Assignment and all of the terms and conditions contained in this Assignment and agrees to pay the amount which it may at any time owe such party on any Intercompany Loan directly to Agent immediately upon receipt of demand for such payment by Agent to the extent that the Agent is entitled to receive such payment in accordance with the terms of this Assignment. SECTION 28. Governing Law; Jurisdiction; Waiver of Jury Trial; Terms. (a)THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST
HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR ASSIGNED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. (b)EACH ASSIGNOR HEREBY (1) AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS ASSIGNMENT OR TO ENFORCE ANY JUDGMENT OBTAINED AGAINST SUCH ASSIGNOR IN CONNECTION WITH THIS ASSIGNMENT MAY BE BROUGHT BY THE AGENT, ANY
CO-AGENT OR ANY BANK IN ANY COURT SITTING IN THE STATE OF NEW YORK; (2) IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY COURT OF THE STATE OF NEW YORK FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS ASSIGNMENT; (3) AGREES THAT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK SHALL APPLY TO THIS ASSIGNMENT AND THE CREDIT DOCUMENTS; AND (4) IRREVOCABLY WAIVES ANY PRESENT OR FUTURE OBJECTION TO VENUE IN ANY SUCH COURT, AND ANY PRESENT OR FUTURE CLAIM THAT ANY SUCH COURT IS AN INCONVENIENT FORUM, IN CONNECTION WITH ANY ACTION OR PROCEEDING RELATING TO THIS ASSIGNMENT. (c)TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH ASSIGNOR IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS ASSIGNMENT OR ANY OTHER CREDIT DOCUMENT OR ANY MATTER ARISING IN CONNECTION HEREUNDER OR THEREUNDER.
(d)Unless otherwise defined herein or in the Credit Agreement,  terms defined in
Article 8 and 9 of the Code in the State of New York are used herein as therein defined.

[Remainder of page intentionally left blank]
IN WITNESS WHEREOF, each Assignor and the Agent have caused this Assignment to be duly executed and delivered by their respective officer thereunto duly authorized as of the date first above written.







SCI FOREIGN SALES, INC., a company
organized under the laws of Barbados
  By:
  Name:
  Title:


SCI SYSTEMS SWEDEN AB
  By:                                        By:
  Name: Lindsey Tullett                      Name:
  Title:                                     Title:


SCI SYSTEMS FINLAND OY
  By:
  Name:
  Title:


AET HOLLAND C.V.
  By:
  Name:
  Title:


[Signatures continued on following page]
[Signatures continued from previous page]

 SCI NETHERLANDS HOLDINGS B.V.
  By:
  Name:
  Title:

SCI NETHERLANDS B.V.
  By:
  Name:
  Title:

SCI SYSTEMS SPAIN, S.A.
  By:
  Name:
  Title:


                                        AGENT:
                                        CITIBANK, N.A., as Agent
                                        By:
                                        Name:
                                        Title:

                               ACKNOWLEDGEMENT OF
                    SECOND SUPPLEMENTAL AMENDED AND RESTATED
                        ASSIGNMENT OF INTERCOMPANY LOANS
 Each of the undersigned acknowledges the foregoing Second Supplemental Amended and Restated Assignment of Intercompany Loans and agrees to make payments on any Intercompany Loans (other than Intercompany Loans made by a Foreign Subsidiary to or for the benefit of another Foreign Subsidiary) directly to Agent upon receipt of demand for payment from Agent to the extent that the Agent is entitled to receive such payment in accordance with the terms of such Assignment.

SCI FOREIGN  SALES,  INC., a company
organized  under the laws of Barbados
  By:
  Name:
  Title:

SCI SYSTEMS SWEDEN AB
  By:                                        By:
  Name: Lindsey Tullett                      Name:
  Title:                                     Title:

SCI SYSTEMS FINLAND OY
  By:
  Name:
  Title:

[Signatures continued on following page] [Signatures continued from previous page]

AET HOLLAND C.V.
  By:
  Name:
  Title:

SCI NETHERLANDS HOLDINGS B.V.
  By:
  Name:
  Title:

SCI NETHERLANDS B.V.
  By:
  Name:
  Title:

SCI SYSTEMS SPAIN, S.A.
  By:
  Name:
  Title:


                                     ANNEX A
                             EXCEPTIONS TO CONSENT
  The Board of Directors of SCI Systems Sweden AB must expressly authorize the specific Intercompany Loans to be made by SCI Sweden ("SCI Sweden") to any Subsidiary from time to time, which authorization shall be made in compliance with and shall be subject to all applicable laws of Sweden then in effect.
 ANNEX A
                               SCI HOLDINGS, INC.
  Name of Entity
                Number of       Number of         Percentage of    Percentage of
                Shares or       Shares or         Shares or        Shares or
                Percentage of   Percentage of     Percentage of    Percentage of
                Partnership     Partnership       Partnership      Partnership
                Interest        Interest          Interest         Interest
                Owned           Pledged           Owned            Pledged

SCI Systems
 Sweden AB       1,000              666           100%              66.66%

SCI Systems
 Finland Oy        100               66           100%              66%

SCI Systems
 Spain, S.A.    10,000            6,600           100%              66%

AET Holland,
 C.V.               10%            6.66%           10%              66%




                               INTERAGENCY, INC.
Name of Entity
                Number of       Number of         Percentage of    Percentage of
                Shares or       Shares or         Shares or        Shares or
                Percentage of   Percentage of     Percentage of    Percentage of
                Partnership     Partnership       Partnership      Partnership
                Interest        Interest          Interest         Interest
                Owned           Pledged           Owned            Pledged

AET Holland
 C.V.               10%            6.66%           10%              66%






                    SECOND SUPPLEMENTAL AMENDED AND RESTATED
                               SECURITY AGREEMENT
 THIS  SECOND  SUPPLEMENTAL   AMENDED  AND  RESTATED  SECURITY  AGREEMENT  (this
"Agreement"), dated as of _____________, 1999, made by SCI SYSTEMS, INC., a Delaware corporation (the "SCI"), to CITIBANK, N.A. ("CITIBANK"), acting in its capacity as agent for CITIBANK, ABN AMRO Bank N.V. ("ABN AMRO") and Bank of America Illinois (collectively, the "Co-Agents") and the banks and other lending institutions (the "Banks") which are signatories to the Amended and Restated Credit Agreement dated as of August 3, 1995, among SCI Systems, Inc. (the "Borrower"), CITIBANK, the Co-Agents and the Banks, and acting as Agent for any assignees which become Banks as provided in such Amended and Restated Credit Agreement. W I T N E S S E T H: WHEREAS, pursuant to the Amended and Restated Credit Agreement described above (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein are used herein with the same meaning), CITIBANK, the Co-Agents and the Banks have committed to loan certain amounts to, and ABN AMRO, in its capacity as Co-Agent (acting for the Banks) has amended the Letter of Credit for the benefit of, the Borrower; and WHEREAS, pursuant to the Credit Agreement, SCI entered into a certain amended and restated stock pledge and security agreement dated as of August 3, 1995 (the "1995 Pledge Agreement") and a first supplemental amended and restated stock pledge and security agreement dated as of March __, 1998 (the "First Supplemental Pledge Agreement"); and WHEREAS, it is a condition precedent to the Banks' obligations to continue to make Loans to the Borrower under the Credit Agreement that SCI execute and deliver to CITIBANK this Agreement (which shall supplement the 1995 Pledge Agreement executed by SCI at the initial closing of the Credit Agreement and also supplement the First Supplemental Pledge Agreement); WHEREAS, SCI desires to execute this Agreement to satisfy the condition described in the preceding paragraph; NOW, THEREFORE, in consideration of the benefits accruing to SCI, the receipt and sufficiency of which are hereby acknowledged, and in order to induce CITIBANK, the Co-Agents and the Banks to continue to make Loans to the Borrower under the Credit Agreement SCI hereby makes the following representations and warranties to CITIBANK and hereby covenants and agrees with CITIBANK as follows:
1.SECURITY FOR OBLIGATIONS ETC. This Agreement is for the benefit of CITIBANK to secure the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, of (i) the Loans, the Notes, SCI's reimbursement obligations in respect of the Letter of Credit and all other Obligations (whether for principal, interest, fees, expenses or otherwise), (ii) all obligations of SCI now or hereafter existing under the Credit Agreement or under this Agreement (whether for principal, interest, fees, expenses or otherwise) or under any Interest Rate Contracts, and (iii) all costs and expenses incurred by CITIBANK or any Bank in connection with the exercise of its rights and remedies hereunder (including reasonable attorneys' fees) (all such obligations collectively being the "Secured Obligations"). 2.CHARGED STOCK. As used herein, the term "Charged Stock" shall mean the number of issued and outstanding shares specified on Annex A attached hereto which SCI owns of each class of capital stock of the corporations identified on Annex A attached hereto (collectively, the "Subsidiaries"). SCI represents and warrants that on the date hereof (a) the Charged Stock consists of the number of shares of the stock of the Subsidiaries as described in Annex A attached hereto; (b) SCI is the holder of record and sole beneficial owner of such Charged Stock; and (c) the Charged Stock constitutes the percentage of the issued and outstanding stock of the Subsidiaries indicated on Annex A. CHARGE OF SECURITIES, ETC. 3.A.Charge. To secure the Secured Obligations and for the purposes set forth in Section 1, SCI hereby charges to CITIBANK (for and on behalf of CITIBANK, the Co-Agents and the Banks), and grants a security interest in, the Charged Stock, together with (i) the certificates representing such Charged Stock accompanied by stock powers duly executed in blank by SCI, and (ii) subject to the rights of SCI set forth in Section 6, all dividends (whether in cash, stock, warrants, options, or other securities), cash, instruments or other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the Charged Stock; and hereby assigns, transfers, hypothecates and sets over to CITIBANK all of SCI's right, title and interest in and to the Charged Securities (and in and to the certificates or instruments evidencing the items described in clauses (i) and (ii) above) to be held by CITIBANK, upon the terms and conditions set forth in this Agreement. Subject to the terms of the Intercreditor Agreement, SCI agrees to deliver to CITIBANK all certificates and instruments evidencing the items described in clause (ii) above promptly upon SCI's receipt thereof. 3.B.Definition of Charged Securities and Collateral. The Charged Stock and all items described in clause (ii) of Section 3.1 are hereinafter called the "Charged Securities," and the Charged Securities, together with all other securities and moneys received and at the time held by CITIBANK hereunder and any proceeds of any of the foregoing, are hereinafter called the "Collateral." 4.APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. CITIBANK shall have the right to appoint one or more agents for the purpose of retaining physical possession of the Collateral, which may be held (if applicable and in the discretion of CITIBANK) in the name of SCI, endorsed or assigned in blank or in favor of CITIBANK or any nominee or nominees of CITIBANK or an agent appointed by CITIBANK. 5.VOTING, ETC. Unless and until an Event of Default (such term to mean an Event of Default as defined herein) shall have occurred and be continuing, SCI shall be entitled to vote any and all Charged Stock and to give consents, waivers or ratifications in respect thereof; provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement, the Credit Documents, or any instrument or agreement relating to the Obligations; provided, further, that the SCI shall give CITIBANK at least five (5) Business Days, written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right if the exercise or non-exercise of such right potentially may violate or be inconsistent with the aforementioned agreements. All such rights of SCI to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing, and Section 7 hereof shall become applicable. 6. ADIVIDENDS AND OTHER DISTRIBUTIONS. Unless an Event of Default shall have occurred and be continuing, all cash dividends payable in respect of the Charged Securities shall be paid to SCI, but only to the extent (if any) permitted by the Credit Agreement. CITIBANK shall also be entitled to receive directly, and to retain as part of the Collateral:
       1.(a)all other or additional stock or securities paid or
distributed by way of dividend in respect of the Charged Securities;
       2.(b)all other or additional stock or other
securities paid or distributed in respect of the Charged Securities by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and
       3.(c)all other or additional stock or other
securities which may be paid in respect of the Charged Securities by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.
         6. B Additional Shares. SCI agrees and covenants that it will cause the Subsidiaries not to issue any stock or other securities in addition to or in substitution for the Charged Securities except stock or other securities which are either (i) issued to SCI and pledged to CITIBANK pursuant to this Agreement, to the extent necessary to keep 66% of the issued and outstanding Charged Stock
pledged  to  CITIBANK   hereunder  and  delivered  to CITIBANK  within two (2)
business days from the date of issuance or (ii) issued in a manner otherwise acceptable to the Required Banks.

EVENTS OF DEFAULT.
7.A.Definition of Events of Default. Any of the following specified events shall constitute an Event of Default under this Agreement:
       1.(a)the existence or occurrence of any Event of
Default as provided under the terms of the Credit Agreement;
       2.(b)any representation, warranty or statement
made or deemed to be made by SCI or any of its officers under or in connection with this Agreement shall have been incorrect in any material respect when made or deemed to be made;
       3.(c)SCI shall fail to observe or perform any
covenant or agreement set forth in Section 6 (including Section 6.1), Section 15 or Section 17; or
       4.(d)SCI shall fail to observe or perform any
covenant or agreement set forth in this Agreement, other than those referred to in paragraph (c) above, and such failure remains unremedied until the first to occur of the date forty-five (45) days after an Executive Officer first obtains knowledge thereof or the date thirty (30) days after written notice thereof shall have been given to SCI by any Bank.
7.B.Remedies.  In case   an   Event  of  Default  shall  have  occurred  and be
continuing,  and subject to Section 7.3  hereof,  CITIBANK  shall be entitled to exercise all of the rights,  powers and remedies  (whether  vested in it by this
Agreement, any other Credit Document or by law and including, without limitation, all rights and remedies of a secured party of a debtor in default under the Uniform Commercial Code (the "Code") in effect in the State of New York at that time) for the protection and enforcement of its rights in respect of the Collateral, and CITIBANK shall be entitled (subject to the rights of any holders of first priority pledges and security interests on any portions of the Collateral as permitted by the terms of this Agreement), without limitation, to exercise any or all of the following rights, which SCI hereby agrees to be commercially reasonable: (a)to receive all amounts payable to SCI in respect of the Collateral otherwise payable under Section 6 and to enforce the payment of the Charged Securities and to exercise all of the rights, powers, and remedies of SCI thereunder; (b)to transfer all or any part of the Collateral into CITIBANK's name or the name of its nominee or nominees; (c)to vote all or any part of the Collateral (whether or not transferred into the name of CITIBANK) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof; (d)at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral in one or more parcels, or any interest therein, at any public or private sale at any exchange, broker's board or at any of CITIBANK's offices or elsewhere, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby expressly and irrevocably waived by SCI), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as CITIBANK in its sole discretion may determine. SCI agrees that to the extent that notice of sale shall be required by law that at least 10 days' written notice to SCI of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. CITIBANK shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. CITIBANK may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and any such sale may, without further notice, be made at the time and place to which it was so adjourned. SCI hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshaling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, CITIBANK may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. CITIBANK shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto; (e)to settle, adjust, compromise and arrange all accounts, controversies, questions, claims and demands whatsoever in relation to all or any part of the Collateral; (f)to execute all contracts, agreements, documents and instruments to bring, defend and abandon all such actions, suits and proceedings, and to take all other actions, in relation to all or any part of the Collateral as CITIBANK in its sole discretion may determine; (g)to appoint managers, agents and officers for any of the purposes mentioned in the foregoing provisions of this Section 7 and to dismiss the same, all as CITIBANK in its sole discretion may determine; and
(h)generally, to take all such other action as CITIBANK may determine as incidental or conducive to any of the matters or powers mentioned in the foregoing provisions of this Section 7 and which CITIBANK may or can do lawfully and to use the name of SCI for the purposes aforesaid and in any proceedings arising therefrom. 7.C. Decisions Relating to Exercise of Remedies. Notwithstanding anything in this Agreement to the contrary, as provided in the Credit Agreement, CITIBANK shall exercise, or shall refrain from exercising, any remedy provided for in Section 7B in accordance with the terms of Section 11.01 of the Credit Agreement. Neither the Co-Agents nor any Bank may exercise any remedies provided for herein. 22.7.DREMEDIES, ETC., CUMULATIVE. Each right, power and remedy of CITIBANK provided for in this Agreement or any other Credit Document or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by CITIBANK of any one or more of the rights, powers or remedies provided for in this Agreement or any other Credit
Document or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by CITIBANK of all such other rights, powers or remedies, and no failure or delay on the part of CITIBANK to exercise any such right, power or remedy shall operate as a waiver thereof. Any Event of Default, or any event which with the passing of time or the giving of notice might become an Event of Default, may be waived by written consent of the Required Banks but any such waiver shall apply only to the specific occasion which is the subject of such waiver and shall not apply to the occurrence of the same or any similar event on any future occasion. 8.APPLICATION OF PROCEEDS. All moneys collected by CITIBANK upon any sale or other disposition of the Collateral, together with all other moneys received by CITIBANK hereunder, shall be applied as follows (subject to the terms and conditions of the Intercreditor Agreement and the rights of any holders of any first priority pledges and security interests on any portions of the Collateral as permitted by the terms of this Agreement): First, to the payment of the reasonable costs and expenses of such sale, collection or other realization, including, without limitation, reasonable attorneys' fees and all other expenses, liabilities and advances made or incurred by CITIBANK in connection therewith; Second, to the payment of the Secured Obligations then due so that each Bank shall receive under this Clause Second payment of an amount equal to the product of (1) the total amount available for payment under this Clause Second and (ii) a fraction, the numerator of which is the total amount of Secured Obligations then due to such Bank and the denominator of which is the total amount of all Secured Obligations then outstanding; and Third, after payment in full of all Secured Obligations then due, to SCI, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct any surplus then remaining from such proceeds. 9.PURCHASERS OF COLLATERAL. Upon any sale of any of the Collateral hereunder (whether by virtue of the power of sale herein granted pursuant to judicial process or otherwise), the receipt of CITIBANK or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to CITIBANK or such officer or be answerable in any way for the misapplication or non-application thereof. 10.INDEMNITY; EXPENSES. (a) SCI shall pay, and shall protect, indemnify and save harmless CITIBANK, the Co-Agents and the Banks and, in their capacity as such, the officers, directors, shareholders, controlling persons, employees, agents, and servants of CITIBANK, any Co-Agent or any Bank from and against all liabilities, losses, claim, damages, penalties, causes of action, suits, costs and expenses (including, without limitation reasonable attorneys' fees and expenses) or judgments of any nature arising from
(i) the offering and sale of, and payment or non-payment on, the Commercial Paper Notes or the issuance of the Letter of Credit, (ii) the default of SCI or any other Credit Party or the Depository in the performance of its respective agreements, rights or obligations contained in this Agreement, the Depositary Agreement or any other Credit Document entered into by SCI or such Credit Party or the Depositary in connection herewith or therewith, (iii) any actual or proposed use of the proceeds of the Loans or the Commercial Paper Notes or SCI's or any Credit Party's entering into and performing any Credit Document or any Commercial Paper Documents, (iv) CITIBANK's, any Co-Agent's or any Banks' making, holding or administering the Loans, the Letter of Credit, the Credit Documents or any of the Collateral pledged in connection with any Credit Document (provided that the right of payment and indemnification under this clause (iv) shall not apply to any liabilities, losses, costs and expenses arising out of any successful action by SCI against CITIBANK, any Co-Agent or any Bank for a breach of its obligations hereof, but nothing in this proviso shall modify or impair CITIBANK's, any Co-Agent's or any Bank's rights under Section 11(b) hereof), (v) allegations of participation or interference by CITIBANK, any Co-Agent or any Bank in the management, contractual relations or other affairs of SCI (provided that the right of payment and indemnification under this clause (v) shall not apply to any liabilities, losses, costs and expenses arising out of any successful action by SCI against CITIBANK, any Co-Agent or any Bank for a breach of its obligations hereof, but nothing in this proviso shall modify or impair CITIBANK's, any Co-Agent's or any Bank's rights under Section 11(b) hereof), or
(vi)  allegations  that CITIBANK,  any Co-Agent or any Bank has joint  liability with SCI for any reason; provided that SCI will not be liable for such liabilities, losses, claims, damages, penalties, causes of action, suits, costs and expenses (including, without limitation, attorneys' fees and expenses) or judgments of any arising from any untrue statement of a material fact in the material relating to CITIBANK, any Co-Agent or any Bank in any offering circular used in the sale of the Commercial Paper Notes or omission of a material fact relating to CITIBANK, any Co-Agent or any Bank required to be stated therein or necessary in order to make the statements therein relating to CITIBANK, any Co-Agent or any Bank in the light of the circumstances under which they were made not misleading if, but only if, such material was specifically approved in writing by CITIBANK, such Co-Agent or such Bank, as the case may be, prior to its inclusion in such offering circular; and further provided that SCI will not be liable for any such liabilities, losses, claims, damages, penalties, causes or action, suits, costs and expenses or judgments to the extent the same are the result of or arise out of the gross negligence or willful misconduct of CITIBANK, any Co-Agent or any Bank or any of the officers, directors, shareholders, controlling persons, employees, agents and (of any of them) of CITIBANK, any Co-Agent or any Bank. If any action, suit or proceeding arising from any of the foregoing is brought against CITIBANK, any Co-Agent or any Bank or any other person indemnified pursuant to this Section, SCI will, if requested in writing by CITIBANK, any Co-Agent or any Bank to do so, at its expense, resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel designated by SCI (which counsel shall be satisfactory to CITIBANK, the Co-Agent involved and the Bank(s) involved). Each of SCI's obligations under this Section 11(a) shall survive the termination of this Agreement.
       1.(b)SCI shall pay all reasonable out-of-pocket
costs and expenses of CITIBANK incurred in connection with the administration of, the preservation of rights under, and enforcement of, and, after an Event of Default, the re-negotiation or restructuring of this Agreement and any amendment, waiver or consent relating thereto (including, the reasonable fees and disbursements of counsel for CITIBANK). SCI shall also pay and hold CITIBANK harmless from and against any and all present and future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to this Agreement and save CITIBANK harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay any such taxes, charges or levies.
26. 11.FURTHER ASSURANCES. SCI agrees that it will do such acts and things and promptly execute and deliver to CITIBANK such additional conveyances, assignments, agreements and instruments as CITIBANK may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto CITIBANK its rights, powers and remedies hereunder.
27. 12.CITIBANK AS AGENT.
       1.CITIBANK will hold in accordance with this
Agreement and the Credit Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of CITIBANK as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement, the Intercreditor Agreement, and the Credit Agreement.
       2.CITIBANK shall be deemed to have exercised
reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which CITIBANK accords its own property, it being understood that CITIBANK shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not CITIBANK has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral. 13.REPRESENTATIONS AND WARRANTIES. SCI hereby represents and warrants that (i) it is the legal record and beneficial owner of, and has good and marketable title to, the Charged Stock described in
Section 2 hereof, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except Liens and security interests created by this Agreement or expressly permitted by this Agreement or the Credit Agreement; (ii) it has full power, authority and legal right to pledge all the Charged Stock pursuant to this Agreement; (iii) to the best of its knowledge, no consent of any other party (including, without limitation, any stockholder or creditor of CITIBANK or any of the Subsidiaries) and no order, consent, license, permit, approval, validation or authorization of, exemption by, notice to or registration, recording, filing or declaration with, any governmental or public body or authority is required to be obtained by SCI in connection with the execution, delivery or performance of this Agreement or consummation of the transactions contemplated hereby, including, without limitation, the exercise by CITIBANK of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except as may be required in connection with the disposition of the Pledged Securities by laws affecting the offering and sale of securities generally and except as set forth on Annex B attached hereto); (iv) all shares of Charged Stock have been duly and validly issued, are fully paid and non-assessable; and (v) to the best of its knowledge, except as set forth on Annex B attached hereto, the pledge and delivery of the Charged Securities pursuant to this Agreement creates a valid and perfected first priority security interest in the Charged Securities, and the Charged Securities, and the proceeds thereof, which security interest is not subject to any prior Lien or any agreement purporting to grant to any third party a Lien on the property or assets of SCI which would include the Charged Securities (other than the Lien of the Intercreditor Agreement, if any, or any other intercreditor agreement entered into pursuant to the Credit Agreement and Liens expressly permitted by the Credit Agreement). 14.COVENANTS OF SCI. SCI covenants and agrees that (i) SCI will defend CITIBANK's right, title and security interest in and to the Charged Securities and the proceeds thereof against the claims and demands of all Persons whomsoever; (ii) SCI will have like title to and right to pledge any other property at any time hereafter pledged to CITIBANK as Collateral hereunder and will likewise defend the right thereto and security interest therein of CITIBANK; and (iii) SCI will not, with respect to any Collateral, enter into any shareholder agreements, voting agreements, voting trusts, trust deeds, irrevocable proxies or any other similar agreements or instruments. 15.SCI'S OBLIGATIONS ABSOLUTE, ETC. The obligations of SCI under this Agreement shall be absolute and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any change in the time, place or manner of payment of, or in any other term of, all or any of the Secured Obligations, any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Credit Agreement, any Note, any other Credit Document, or any of the other documents, instruments or agreements relating to the Secured Obligations or any other instrument or agreement referred to therein or any assignment or transfer of any thereof; (b) any lack of validity or enforceability of the Credit Agreement, any other Credit Document, or any other documents, instruments or agreement referred to therein or any assignment or transfer of any thereof; (c) any furnishing of any additional security to CITIBANK, or its assignees or any acceptance thereof or any release of any security by CITIBANK or its assignees; (d) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to SCI or any of the Subsidiaries, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not SCI shall have notice or knowledge of any of the foregoing; or (f) any exchange, release or nonperfection of any other collateral, or any release, amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Secured Obligations. 16.REGISTRATION, ETC.
        1.If an Event of Default shall have occurred and be
continuing and SCI shall have received from CITIBANK a written request or requests that SCI cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Charged Securities, SCI as soon as practicable and at its own expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Charged Securities, including, without limitation, registration under the Securities Act of 1933 as then in effect (or any similar statute then in effect), appropriate
qualifications    under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements, and reasonably do or cause to be done all such other acts and things as may be necessary to permit the sale of the Charged Securities to be made in compliance with Federal and applicable State securities laws; provided, that CITIBANK shall furnish to SCI such information regarding CITIBANK as SCI may reasonably request in writing and as shall be required in connection with any such registration, qualification or compliance. SCI will cause CITIBANK to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to CITIBANK such number of prospectuses, offering circulars or other documents incident thereto as CITIBANK from time to time may reasonably request, and will indemnify CITIBANK and all others participating in the distribution of such Charged Securities against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related transaction statement, notification or the like) a material fact required to be stated therein or necessary to make the statements not misleading in light of the circumstances under which they were made, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to SCI by CITIBANK, or such others participating in the distribution of such Charged Securities, expressly for use therein.
       2.If at any time when CITIBANK shall determine to
exercise its right to sell all or any part of the Charged Securities pursuant to
Section 7, such Charged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, CITIBANK may sell such Charged Securities or part thereof by private sale in such manner and under such circumstances as necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event CITIBANK, in its sole discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Charged Securities or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser or purchasers who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Charged Securities or part thereof. In the event of any such sale, CITIBANK shall incur no responsibility or liability for selling all or any part of the Charged Securities at a price which CITIBANK, in its sole discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid. 17.NOTICES, ETC. All notices and other communications shall be given in the manner specified in Section 15.02 of the Credit Agreement in the case of CITIBANK, and in the case of SCI, at the address specified in this Agreement. 18.POWER OF ATTORNEY. SCI hereby absolutely and irrevocably constitutes and appoints CITIBANK SCI's true and lawful agent and attorney-in-fact, effective upon the occurrence of an Event of Default, with full power of substitution, in the name of
SCI: (a) to execute and do all such assurances, acts and things which SCI ought to do but has failed to do under the covenants and provisions contained in this Agreement; (b) to take any and all such action as CITIBANK may, in its sole discretion, determine as necessary or advisable for the purpose of maintaining, preserving or protecting the security constituted by this Agreement or any of the rights, remedies, powers or privileges of CITIBANK under this Agreement; and
(c) generally, in the name of SCI exercise all or any of the powers, authorities, and discretions conferred on or reserved to CITIBANK by or pursuant to this Agreement, and (without prejudice to the generality of any of the foregoing) to seal and deliver or otherwise perfect any instrument or document of conveyance, agreement, or act as CITIBANK may deem proper in or for the purpose of exercising any of such powers, authorities or discretions. SCI hereby ratifies and confirms, and hereby agrees to ratify and confirm, whatever lawful acts CITIBANK shall do or purport to do in the exercise of the power of attorney granted to CITIBANK pursuant to this Section 19, which power of attorney, being given for security, is irrevocable. 19.TERMINATION, RELEASE. After full indefeasible payment and performance of all of the Secured Obligations other than Secured Obligations which by their terms survive the repayment of the Loans and irrevocable termination of the Total Commitments, this Agreement shall terminate, and CITIBANK, at the request and expense of SCI, will execute and deliver to SCI a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to SCI (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of CITIBANK and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by CITIBANK hereunder.
 MISCELLANEOUS.
21.A.Independent  Obligations.  SCI  agrees  with  CITIBANK  that  each  of  the obligations and liabilities of SCI to CITIBANK under this Agreement may be enforced against SCI without the necessity of joining the Borrower, any of the Subsidiaries, any other holders of pledges of or security interests in any of the Collateral, or any other Person as a party. 21.B.Reaffirmation. SCI hereby acknowledges agrees that each of the 1995 Pledge Agreement and the First Supplemental Pledge Agreement is in full force and effect as of the date hereof and has not been rescinded, terminated or revoked by SCI prior to the date hereof, and each of the 1995 Pledge Agreement and the First Supplemental Pledge Agreement shall remain in full force and effect after giving effect to this Agreement. 21.C. Successors and Assigns. This Agreement shall create a continuing security interest in the Collateral and shall be binding upon the successors and assigns of SCI and shall inure to the benefit of and be
enforceable   by  CITIBANK,   and  its   successors   and   permitted   assigns.
21.D.Amendments, Etc. This Agreement may be amended or waived only with the written consent of the Required Banks and, with respect to any amendment, SCI. 21.E.Other Definitions. Unless otherwise defined herein or in the Credit Agreement, terms defined in Article 9 of the Code in the State of New York are used herein as therein defined.
21.F.Headings; Entire Agreement. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement, together with all instruments, certificates and documents executed or delivered by the parties in connection herewith or with reference hereto, embodies the entire understanding and agreement between the parties hereto with respect to the Collateral and supersedes all prior agreements, understandings and inducements, whether expressed or implied, or oral or written. 21.G.Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. 21.H.Severable Provisions. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. 22.GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York (without giving effect to the conflict of law principles thereof). JURISDICTION; WAIVER OF JURY TRIAL. SCI HEREBY (1) AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR TO ENFORCE ANY JUDGMENT OBTAINED AGAINST SCI IN CONNECTION WITH THIS AGREEMENT BE BROUGHT BY CITIBANK, ANY THE CO-AGENT OR ANY BANK IN ANY COURT SITTING IN THE STATE OF NEW YORK; (2) IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY COURT OF THE STATE OF NEW YORK FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (3) AGREES THAT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK SHALL APPLY TO THIS ASSIGNMENT AND THE CREDIT DOCUMENTS; AND (4) IRREVOCABLY WAIVES ANY PRESENT OR FUTURE OBJECTION TO VENUE IN ANY SUCH COURT, AND ANY PRESENT OR FUTURE CLAIM THAT ANY SUCH COURT IS AN INCONVENIENT FORUM, IN CONNECTION WITH ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT. IN WITNESS WHEREOF, SCI and CITIBANK have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

Address for Notices:
SCI SYSTEMS, INC.
c/o SCI Systems (Alabama), Inc.
2101 W. Clinton Avenue
Huntsville, Alabama 35805


SCI SYSTEMS, INC., as SCI
  By:
Name:
Title:

CITIBANK, N.A., as Agent, as
 CITIBANK
By:
Name:
Title:



 ANNEX A


Name of         Name of        Name of       Percentage of       Percentage of
Corporation     Shares         Shares        Shares              Shares
                Owned          Charged       Owned               Charged


-----------    --------       ---------      -------------       66%
-----------    --------       ---------      -------------       66%
-----------    --------       ---------      -------------       66%
-----------    --------       ---------      -------------       66%
-----------    --------       ---------      -------------       66%
-----------    --------       ---------      -------------       66%



ANNEX B
EXCEPTIONS TO PLEDGE

                          CONFIRMATION OF GUARANTY AND
                       REAFFIRMATION OF PLEDGE AGREEMENT
Reference is hereby made to the Amended and Restated Credit Agreement (the "Credit Agreement") dated as of August 3, 1995 among SCI SYSTEMS, INC., a Delaware corporation (the "Borrower"), CITIBANK, N.A., as Agent (the "Agent"), ABN AMRO BANK, N.V., as Co-Agent (the "Co-Agent"), and the banks who are parties to such Credit Agreement (collectively, the "Banks"). In order to induce the Agent, the Co-Agent and the Banks (collectively, the "Guaranteed Parties") to enter into that certain Fifth Modification of Amended and Restated Credit Agreement of even date among the Borrower, the Agent, the Co-Agent and the Banks (the "Fifth Modification"), as well as for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the undersigned (individually a "Guarantor" and collectively, the "Guarantors") hereby acknowledges and agrees in favor of the Guaranteed Parties as follows: 1.SCI Colorado, Inc., a Colorado corporation ("SCI Colorado"), is indebted to the Guaranteed Parties under the terms of that certain Guaranty Agreement, dated as of June 28, 1996, executed by SCI Colorado in favor of the Guaranteed Parties (the "SCI Colorado Guaranty"). 2.Each Guarantor (other than SCI Colorado) is indebted to the Guaranteed Parties under the terms of that certain Amended and Restated Guaranty Agreement, dated as of August 3, 1995, executed by such Guarantors in favor of the Guaranteed Parties (the "1995
Guaranty", the SCI Colorado Guaranty and the 1995 Guaranty are hereinafter collectively called the "Guaranties").
3.Each of the Guaranties to which a Guarantor is a party is in full force and effect as of the date hereof, has not been amended, rescinded, revoked or terminated by any Guarantor a party thereto through the date hereof, and continues to constitute the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, and each Guarantor hereby confirms and reaffirms all of its obligations and liabilities to the Guaranteed Parties under the Guaranty executed by it. 4.All indebtedness, obligations and liabilities of the Borrower to the Guaranteed Parties which may now or hereafter arise under or by reason of the Credit Agreement described above, as amended, including without limitation, the Borrower's obligations arising under the Fifth Modification, constitute part of the "Guaranteed Obligations" of the Borrower to the Guaranteed Parties which is guaranteed by each Guarantor under the terms and conditions of the Guaranty executed by it. 5.Each Guarantor Hereby consents to and approves the execution, delivery and performance of the Fifth Modification and all of the transactions contemplated thereby. 6.Each Guarantor which has executed a Pledge Agreement (as defined in the Credit Agreement) does hereby reaffirm all of its indebtedness, obligations and liabilities to the Agent, the Co-Agent and the Banks under the Pledge Agreement executed by it and does hereby reaffirm the grant of any and all liens in the Collateral under (and as such term is defined in) such Pledge Agreement); provided, however, that nothing in this Confirmation is intended or shall be construed, to constitute a novation of any such indebtedness, obligations or liabilities or to modify, effect, release or otherwise impair the continuity or perfection of such liens. 7.Each Guarantor which executed a Pledge Agreement also confirms and agrees that the Pledge Agreement executed by it remains in full force and effect after giving effect to the execution, delivery and performance of the Fifth Modification and continues to secure all Secured Obligations (as defined in such Pledge Agreement). 8.THIS CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE. IN WITNESS WHEREOF, each Guarantor has caused its duly authorized officers to execute this Confirmation, all as of this __________ of September, 1998.

                          SCI SYSTEMS (ALABAMA), INC.
                                      By:
                                      Name:
                                     Title:

                                  SCIMEX, INC.
                                      By:
                                      Name:
                                     Title:

                              SCI TECHNOLOGY, INC.
                                      By:
                                      Name:
                                     Title:

(Signatures continued on next page)
(Signatures continued from preceding page)


                                INTERAGENCY, INC.
                                      By:
                                      Name:
                                     Title:
                               SCI HOLDINGS, INC.
                                      By:
                                      Name:
                                     Title:
                             SCI FOREIGN SALES, INC.
                                      By:
                                      Name:
                                     Title:
                                  NEWPORT, INC.
                                      By:
                                      Name:
                                     Title:
                               SCI COLORADO, INC.
                                      By:
                                      Name:
                                     Title:


                         SUBSIDIARY (INTERCOMPANY) NOTE
$410,000,000 March 18, 1999
 FOR VALUE RECEIVED, the undersigned promises to pay to the order of SCI Systems, Inc., a Delaware corporation (the "Parent"), or any subsidiary thereof (a "Subsidiary", and together with the Parent or any other holder hereof, the "Holder") at its registered office in Wilmington, Delaware (or at such other place as the Holder may designate in writing to the undersigned) the principal amount of FOUR HUNDRED TEN MILLION AND NO/100 U.S. DOLLARS ($410,000,000) or so much thereof as has been advanced to the undersigned by each payee hereunder, plus interest as hereinafter provided. The principal amount of this Subsidiary Note shall be due and payable in the amounts and at the times determined by the Holder to be necessary to allow the Parent to make any payment of principal due and payable under the Notes (as such term is defined in the Amended and Restated Credit Agreement (as amended, extended, modified or supplemented from time to time, the "Credit Agreement"), dated as of August 3, 1995, by and among the Parent, Citibank, N.A., as agent (the "Agent"), ABN AMRO Bank N.V. and Bank of America (Illinois), as Co-Agents, and the Banks (the "Banks") which are signatories to such Credit Agreement, and any assignees which become Banks under such Credit Agreement). The undersigned shall pay interest on the principal amount outstanding hereunder from time to time at the effective rate of interest being paid by the Parent under the Notes and the Credit Agreement. Interest hereunder shall be due and payable as and when interest from the Parent is due under the Credit Agreement in an amount determined by the Holder, based on the ratio of the amount outstanding hereunder at the time of any interest payment, to the total amount outstanding under the Credit Agreement from the Parent. Any payment of principal or interest which is not timely made shall bear interest at a per annum rate equal to the interest rate for overdue advances provided in the Credit Agreement. It is contemplated that the original principal sum evidenced by this Subsidiary Note may be reduced from time to time and that additional advances may be made from time to time. In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by the undersigned or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, unless the undersigned shall notify the Holder, in writing, that the undersigned elects to have such excess sum returned to it forthwith. It is the express intent hereof that the undersigned not pay and the Holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the undersigned under applicable law. Should any payment of principal and interest not be paid when due under this Subsidiary Note, or should an Event of Default occur under the Credit Agreement or any other document or agreement executed and delivered in connection herewith or therewith, then, and at any time thereafter, the Holder shall have the right and option, in its sole discretion, to declare the principal and interest outstanding hereunder to be forthwith due and payable. All parties now or hereafter liable with respect to this Subsidiary Note, whether the undersigned, any guarantor, endorser or any other person or entity, hereby expressly waive presentation, demand of payment, protest, notice of demand of payment, protest and notice of non-payment, or any other notice of any kind with respect hereto. No delay or failure on the part of the Holder in the exercise of any right or remedy hereunder, under any loan agreement or security agreement, or at law or in equity, shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy hereunder, under any loan agreement or security agreement, or at law or in equity shall preclude or estop another or further exercise thereof or the exercise of any other right or remedy. Principal and interest on this Subsidiary Note shall be payable and paid in lawful money of the United States of America. Time is of the essence of this Subsidiary Note and, in case this Subsidiary Note is collected by or through an attorney at law, or under advice therefrom, the undersigned agrees to pay all costs of collection including reasonable attorneys' fees. The provisions of this Subsidiary Note shall be construed and interpreted and all rights and obligations of the parties hereunder determined in accordance with the laws of the State of New York. THIS SUBSIDIARY NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN AMENDED AND RESTATED ASSIGNMENT OF INTERCOMPANY LOANS DATED AS OF AUGUST 3, 1995, AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME, BY AND AMONG THE AGENT, THE UNDERSIGNED AND ITS AFFILIATES.



SECOND SUPPLEMENTAL AMENDED AND RESTATED
SECURITY AGREEMENT
 THIS  SECOND  SUPPLEMENTAL   AMENDED  AND  RESTATED  SECURITY  AGREEMENT  (this
"Agreement"), dated as of _____________, 1999, made by SCI SYSTEMS, INC., a Delaware corporation (the "SCI"), to CITIBANK, N.A. ("CITIBANK"), acting in its capacity as agent for CITIBANK, ABN AMRO Bank N.V. ("ABN AMRO") and Bank of America Illinois (collectively, the "Co-Agents") and the banks and other lending institutions (the "Banks") which are signatories to the Amended and Restated Credit Agreement dated as of August 3, 1995, among SCI Systems, Inc. (the "Borrower"), CITIBANK, the Co-Agents and the Banks, and acting as Agent for any assignees which become Banks as provided in such Amended and Restated Credit Agreement. W I T N E S S E T H: WHEREAS, pursuant to the Amended and Restated Credit Agreement described above (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein are used herein with the same meaning), CITIBANK, the Co-Agents and the Banks have committed to loan certain amounts to, and ABN AMRO, in its capacity as Co-Agent (acting for the Banks) has amended the Letter of Credit for the benefit of, the Borrower; and WHEREAS, pursuant to the Credit Agreement, SCI entered into a certain amended and restated stock pledge and security agreement dated as of August 3, 1995 (the "1995 Pledge Agreement") and a first supplemental amended and restated stock pledge and security agreement dated as of March __, 1998 (the "First Supplemental Pledge Agreement"); and WHEREAS, it is a condition precedent to the Banks' obligations to continue to make Loans to the Borrower under the Credit Agreement that SCI execute and deliver to CITIBANK this Agreement (which shall supplement the 1995 Pledge Agreement executed by SCI at the initial closing of the Credit Agreement and also supplement the First Supplemental Pledge Agreement); WHEREAS, SCI desires to execute this Agreement to satisfy the condition described in the preceding paragraph; NOW, THEREFORE, in consideration of the benefits accruing to SCI, the receipt and sufficiency of which are hereby acknowledged, and in order to induce CITIBANK, the Co-Agents and the Banks to continue to make Loans to the Borrower under the Credit Agreement SCI hereby makes the following representations and warranties to CITIBANK and hereby covenants and agrees with CITIBANK as follows:

1.SECURITY FOR OBLIGATIONS ETC. This Agreement is for the benefit of CITIBANK to secure the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, of (i) the Loans, the Notes, SCI's reimbursement obligations in respect of the Letter of Credit and all other Obligations (whether for principal, interest, fees, expenses or otherwise), (ii) all obligations of SCI now or hereafter existing under the Credit Agreement or under this Agreement (whether for principal, interest, fees, expenses or otherwise) or under any Interest Rate Contracts, and (iii) all costs and expenses incurred by CITIBANK or any Bank in connection with the exercise of its rights and remedies hereunder (including reasonable attorneys' fees) (all such obligations collectively being the "Secured Obligations"). 2.CHARGED STOCK. As used herein, the term "Charged Stock" shall mean the number of issued and outstanding shares specified on Annex A attached hereto which SCI owns of each class of capital stock of the corporations identified on Annex A attached hereto (collectively, the "Subsidiaries"). SCI represents and warrants that on the date hereof (a) the Charged Stock consists of the number of shares of the stock of the Subsidiaries as described in Annex A attached hereto; (b) SCI is the holder of record and sole beneficial owner of such Charged Stock; and (c) the Charged Stock constitutes the percentage of the issued and outstanding stock of the Subsidiaries indicated on Annex A. CHARGE OF SECURITIES, ETC. 3.A.Charge. To secure the Secured Obligations and for the purposes set forth in Section 1, SCI hereby charges to CITIBANK (for and on behalf of CITIBANK, the Co-Agents and the Banks), and grants a security interest in, the Charged Stock, together with (i) the certificates representing such Charged Stock accompanied by stock powers duly executed in blank by SCI, and (ii) subject to the rights of SCI set forth in Section 6, all dividends (whether in cash, stock, warrants, options, or other securities), cash, instruments or other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the Charged Stock; and hereby assigns, transfers, hypothecates and sets over to CITIBANK all of SCI's right, title and interest in and to the Charged Securities (and in and to the certificates or instruments evidencing the items described in clauses (i) and (ii) above) to be held by CITIBANK, upon the terms and conditions set forth in this Agreement. Subject to the terms of the Intercreditor Agreement, SCI agrees to deliver to CITIBANK all certificates and instruments evidencing the items described in clause (ii) above promptly upon SCI's receipt thereof. 3.B.Definition of Charged Securities and Collateral. The Charged Stock and all items described in clause (ii) of Section 3.1 are hereinafter called the "Charged Securities," and the Charged Securities, together with all other securities and moneys received and at the time held by CITIBANK hereunder and any proceeds of any of the foregoing, are hereinafter called the "Collateral." 4.APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. CITIBANK shall have the right to appoint one or more agents for the purpose of retaining physical possession of the Collateral, which may be held (if applicable and in the discretion of CITIBANK) in the name of SCI, endorsed or assigned in blank or in favor of CITIBANK or any nominee or nominees of CITIBANK or an agent appointed by CITIBANK. 5.VOTING, ETC. Unless and until an Event of Default (such term to mean an Event of Default as defined herein) shall have occurred and be continuing, SCI shall be entitled to vote any and all Charged Stock and to give consents, waivers or ratifications in respect thereof; provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement, the Credit Documents, or any instrument or agreement relating to the Obligations; provided, further, that the SCI shall give CITIBANK at least five (5) Business Days, written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right if the exercise or non-exercise of such right potentially may violate or be inconsistent with the aforementioned agreements. All such rights of SCI to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing, and Section 7 hereof shall become applicable. 6. A DIVIDENDS AND OTHER DISTRIBUTIONS. Unless an Event of Default shall have occurred and be continuing, all cash dividends payable in respect of the Charged Securities shall be paid to SCI, but only to the extent (if any) permitted by the Credit Agreement. CITIBANK shall also be entitled to receive directly, and to retain as part of the Collateral:
       1.(a)all other or additional stock or securities paid or
distributed by way of dividend in respect of the Charged Securities;
       2.(b)all other or additional stock or other
securities paid or distributed in respect of the Charged Securities by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and
       3.(c)all other or additional stock or other
securities which may be paid in respect of the Charged Securities by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.
1. 6.B Additional Shares. SCI agrees and covenants that it will cause the Subsidiaries not to issue any stock or other securities in addition to or in substitution for the Charged Securities except stock or other securities which are either (i) issued to SCI and pledged to CITIBANK pursuant to this Agreement, to the extent necessary to keep 66% of the issued and outstanding Charged Stock pledged to CITIBANK hereunder and delivered to CITIBANK within two (2) business days from the date of issuance or (ii) issued in a manner otherwise acceptable to the Required Banks.
EVENTS OF DEFAULT.
7.A.Definition of Events of Default. Any of the following specified events shall constitute an Event of Default under this Agreement:
       1.(a)the existence or occurrence of any Event of
Default as provided under the terms of the Credit Agreement;
       2.(b)any representation, warranty or statement
made or deemed to be made by SCI or any of its officers under or in connection with this Agreement shall have been incorrect in any material respect when made or deemed to be made;
       3.(c)SCI shall fail to observe or perform any
covenant or agreement set forth in Section 6 (including Section 6.1), Section 1 or Section 17; or
       4.(d)SCI shall fail to observe or perform any
covenant or agreement set forth in this Agreement, other than those referred to in paragraph (c) above, and such failure remains unremedied until the first to occur of the date forty-five (45) days after an Executive Officer first obtains knowledge thereof or the date thirty (30) days after written notice thereof shall have been given to SCI by any Bank. 7.B.Remedies. In case an Event of Default shall have occurred and be continuing, and subject to Section 7.3 hereof, CITIBANK shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Credit Document or by law and including, without limitation, all rights and remedies of a secured party of a debtor in default under the Uniform Commercial Code (the "Code") in effect in the State of New York at that time) for the protection and enforcement of its rights in respect of the Collateral, and CITIBANK shall be entitled (subject to the rights of any holders of first priority pledges and security interests on any portions of the Collateral as permitted by the terms of this Agreement), without limitation, to exercise any or all of the following rights, which SCI hereby agrees to be commercially reasonable: (a)to receive all amounts payable to SCI in respect of the Collateral otherwise payable under Section 6 and to enforce the payment of the Charged Securities and to exercise all of the rights, powers, and remedies of SCI thereunder; (b)to transfer all or any part of the Collateral into CITIBANK's name or the name of its nominee or nominees; (c)to vote all or any part of the Collateral (whether or not transferred into the name of CITIBANK) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof; (d)at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral in one or more parcels, or any interest therein, at any public or private sale at any exchange, broker's board or at any of CITIBANK's offices or elsewhere, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby expressly and irrevocably waived by SCI), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as CITIBANK in its sole discretion may determine. SCI agrees that to the extent that notice of sale shall be required by law that at least 10 days' written notice to SCI of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. CITIBANK shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. CITIBANK may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and any such sale may, without further notice, be made at the time and place to which it was so adjourned. SCI hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshaling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, CITIBANK may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. CITIBANK shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto; (e)to settle, adjust, compromise and arrange all accounts, controversies, questions, claims and demands whatsoever in relation to all or any part of the Collateral; (f)to execute all contracts, agreements, documents and instruments to bring, defend and abandon all such actions, suits and proceedings, and to take all other actions, in relation to all or any part of the Collateral as CITIBANK in its sole discretion may determine;
(g)to appoint managers, agents and officers for any of the purposes mentioned in the foregoing provisions of this Section 7 and to dismiss the same, all as CITIBANK in its sole discretion may determine; and (h)generally, to take all such other action as CITIBANK may determine as incidental or conducive to any of the matters or powers mentioned in the foregoing provisions of this Section 7 and which CITIBANK may or can do lawfully and to use the name of SCI for the purposes aforesaid and in any proceedings arising therefrom. 7.C.Decisions Relating to Exercise of Remedies. Notwithstanding anything in this Agreement to the contrary, as provided in the Credit Agreement, CITIBANK shall exercise, or shall refrain from exercising, any remedy provided for in Section 7B in accordance with the terms of Section 11.01 of the Credit Agreement. Neither the Co-Agents nor any Bank may exercise any remedies provided for herein. 7.DREMEDIES, ETC., CUMULATIVE. Each right, power and remedy of CITIBANK provided for in this Agreement or any other Credit Document or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by CITIBANK of any one or more of the rights, powers or remedies provided for in this Agreement or any other Credit Document or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by CITIBANK of all such other rights, powers or remedies, and no failure or delay on the part of CITIBANK to exercise any such right, power or remedy shall operate as a waiver thereof. Any Event of Default, or any event which with the passing of time or the giving of notice might become an Event of Default, may be waived by written consent of the Required Banks but any such waiver shall apply only to the specific occasion which is the subject of such waiver and shall not apply to the occurrence of the same or any similar event on any future occasion. 8.APPLICATION OF PROCEEDS. All moneys collected by CITIBANK upon any sale or other disposition of the Collateral, together with all other moneys received by CITIBANK hereunder, shall be applied as follows (subject to the terms and conditions of the Intercreditor Agreement and the rights of any holders of any first priority pledges and security interests on any portions of the Collateral as permitted by the terms of this Agreement): First, to the payment of the reasonable costs and expenses of such sale, collection or other realization, including, without limitation, reasonable attorneys' fees and all other expenses, liabilities and advances made or incurred by CITIBANK in connection therewith; Second, to the payment of the Secured Obligations then due so that each Bank shall receive under this Clause Second payment of an amount equal to the product of (1) the total amount available for payment under this Clause Second and (ii) a fraction, the numerator of which is the total amount of Secured Obligations then due to such Bank and the denominator of which is the total amount of all Secured Obligations then outstanding; and Third, after payment in full of all Secured Obligations then due, to SCI, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct any surplus then remaining from such proceeds.
9.PURCHASERS OF COLLATERAL. Upon any sale of any of the Collateral hereunder (whether by virtue of the power of sale herein granted pursuant to judicial process or otherwise), the receipt of CITIBANK or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to CITIBANK or such officer or be answerable in any way for the misapplication or non-application thereof. 10.INDEMNITY; EXPENSES. (a) SCI shall pay, and shall protect, indemnify and save harmless CITIBANK, the Co-Agents and the Banks and, in their capacity as such, the officers, directors, shareholders, controlling persons, employees, agents, and servants of CITIBANK, any Co-Agent or any Bank from and against all liabilities, losses, claim, damages, penalties, causes of action, suits, costs and expenses (including, without limitation reasonable attorneys' fees and expenses) or judgments of any nature arising from (i) the offering and sale of, and payment or non-payment on, the Commercial Paper Notes or the issuance of the Letter of Credit, (ii) the default of SCI or any other Credit Party or the Depository in the performance of its respective agreements, rights or obligations contained in this Agreement, the Depositary Agreement or any other Credit Document entered into by SCI or such Credit Party or the Depositary in connection herewith or therewith, (iii) any actual or proposed use of the proceeds of the Loans or the Commercial Paper Notes or SCI's or any Credit Party's entering into and performing any Credit Document or any Commercial Paper Documents, (iv) CITIBANK's, any Co-Agent's or any Banks' making, holding or administering the Loans, the Letter of Credit, the Credit Documents or any of the Collateral pledged in connection with any Credit Document (provided that the right of payment and indemnification under this clause (iv) shall not apply to any liabilities, losses, costs and expenses arising out of any successful action by SCI against CITIBANK, any Co-Agent or any Bank for a breach of its obligations hereof, but nothing in this proviso shall modify or impair CITIBANK's, any Co-Agent's or any Bank's rights under Section 11(b) hereof), (v) allegations of participation or interference by CITIBANK, any Co-Agent or any Bank in the management, contractual relations or other affairs of SCI (provided that the right of payment and indemnification under this clause (v) shall not apply to any liabilities, losses, costs and expenses arising out of any successful action by SCI against CITIBANK, any Co-Agent or any Bank for a breach of its obligations hereof, but nothing in this proviso shall modify or impair CITIBANK's, any Co-Agent's or any Bank's rights under Section 11(b) hereof), or
(vi)  allegations  that CITIBANK,  any Co-Agent or any Bank has joint  liability with SCI for any reason; provided that SCI will not be liable for such liabilities, losses, claims, damages, penalties, causes of action, suits, costs and expenses (including, without limitation, attorneys' fees and expenses) or judgments of any arising from any untrue statement of a material fact in the material relating to CITIBANK, any Co-Agent or any Bank in any offering circular used in the sale of the Commercial Paper Notes or omission of a material fact relating to CITIBANK, any Co-Agent or any Bank required to be stated therein or necessary in order to make the statements therein relating to CITIBANK, any Co-Agent or any Bank in the light of the circumstances under which they were made not misleading if, but only if, such material was specifically approved in writing by
CITIBANK, such Co-Agent or such Bank, as the case may be, prior to its inclusion in such offering circular; and further provided that SCI will not be liable for any such liabilities, losses, claims, damages, penalties, causes or action, suits, costs and expenses or judgments to the extent the same are the result of or arise out of the gross negligence or willful misconduct of CITIBANK, any Co-Agent or any Bank or any of the officers, directors, shareholders, controlling persons, employees, agents and (of any of them) of CITIBANK, any Co-Agent or any Bank. If any action, suit or proceeding arising from any of the foregoing is brought against CITIBANK, any Co-Agent or any Bank or any other person indemnified pursuant to this Section, SCI will, if requested in writing by CITIBANK, any Co-Agent or any Bank to do so, at its expense, resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel designated by SCI (which counsel shall be satisfactory to CITIBANK, the Co-Agent involved and the Bank(s) involved). Each of SCI's obligations under this Section 11(a) shall survive the termination of this Agreement.
       1.(b)SCI shall pay all reasonable out-of-pocket
costs and expenses of CITIBANK incurred in connection with the administration of, the preservation of rights under, and enforcement of, and, after an Event of Default, the re-negotiation or restructuring of this Agreement and any amendment, waiver or consent relating thereto (including, the reasonable fees and disbursements of counsel for CITIBANK). SCI shall also pay and hold CITIBANK harmless from and against any and all present and future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to this Agreement and save CITIBANK harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay any such taxes, charges or levies. 11.FURTHER ASSURANCES. SCI agrees that it will do such acts and things and promptly execute and deliver to CITIBANK such additional conveyances, assignments, agreements and instruments as CITIBANK may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto CITIBANK its rights, powers and remedies hereunder. 12.CITIBANK AS AGENT.
       1.CITIBANK will hold in accordance with this
Agreement and the Credit Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of CITIBANK as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement, the Intercreditor Agreement, and the Credit Agreement.
       2.CITIBANK shall be deemed to have exercised
reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which CITIBANK accords its own property, it being understood that CITIBANK shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not CITIBANK has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral. 13.REPRESENTATIONS AND WARRANTIES. SCI hereby represents and warrants that (i) it is the legal record and beneficial owner of, and has good and marketable title to, the Charged Stock described in Section 2 hereof, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except Liens and security interests created by this Agreement or expressly permitted by this Agreement or the Credit Agreement; (ii) it has full power, authority and legal right to pledge all the Charged Stock pursuant to this Agreement; (iii) to the best of its knowledge, no consent of any other party (including, without limitation, any stockholder or creditor of CITIBANK or any of the Subsidiaries) and no order, consent, license, permit, approval, validation or authorization of, exemption by, notice to or registration, recording, filing or declaration with, any governmental or public body or authority is required to be obtained by SCI in connection with the execution, delivery or performance of this Agreement or consummation of the transactions contemplated hereby, including, without limitation, the exercise by CITIBANK of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except as may be required in connection with the disposition of the Pledged Securities by laws affecting the offering and sale of securities generally and except as set forth on Annex B attached hereto); (iv) all shares of Charged Stock have been duly and validly issued, are fully paid and non-assessable; and (v) to the best of its knowledge, except as set forth on Annex B attached hereto, the pledge and delivery of the Charged Securities pursuant to this Agreement creates a valid and perfected first priority security interest in the Charged Securities, and the Charged Securities, and the proceeds thereof, which security interest is not subject to any prior Lien or any agreement purporting to grant to any third party a Lien on the property or assets of SCI which would include the Charged Securities (other than the Lien of the Intercreditor Agreement, if any, or any other intercreditor agreement entered into pursuant to the Credit Agreement and Liens expressly permitted by the Credit Agreement). 14.COVENANTS OF SCI. SCI covenants and agrees that (i) SCI will defend CITIBANK's right, title and security interest in and to the Charged Securities and the proceeds thereof against the claims and demands of all Persons whomsoever; (ii) SCI will have like title to and right to pledge any other property at any time hereafter pledged to CITIBANK as Collateral hereunder and will likewise defend the right thereto and security interest therein of CITIBANK; and (iii) SCI will not, with respect to any Collateral, enter into any shareholder agreements, voting agreements, voting trusts, trust deeds, irrevocable proxies or any other similar agreements or instruments. 15.SCI'S OBLIGATIONS ABSOLUTE, ETC. The obligations of SCI under this Agreement shall be absolute and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:
(a) any change in the time, place or manner of payment of, or in any other term of, all or any of the Secured Obligations, any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Credit Agreement, any Note, any other Credit Document, or any of the other documents, instruments or agreements relating to the Secured Obligations or any other instrument or agreement referred to therein or any assignment or transfer of any thereof; (b) any lack of validity or enforceability of the Credit Agreement, any other Credit Document, or any other documents, instruments or agreement referred to therein or any assignment or transfer of any thereof; (c) any furnishing of any additional security to CITIBANK, or its assignees or any acceptance thereof or any release of any security by CITIBANK or its assignees; (d) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to SCI or any of the Subsidiaries, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not SCI shall have notice or knowledge of any of the foregoing; or (f) any exchange, release or nonperfection of any other collateral, or any release, amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Secured Obligations. 16.REGISTRATION, ETC.
       1.If an Event of Default shall have occurred and be
continuing and SCI shall have received from CITIBANK a written request or requests that SCI cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Charged Securities, SCI as soon as practicable and at its own expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Charged Securities, including, without limitation, registration under the Securities Act of 1933 as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements, and reasonably do or cause to be done all such other acts and things as may be necessary to permit the sale of the Charged Securities to be made in compliance with Federal and applicable State securities laws; provided, that CITIBANK shall furnish to SCI such information regarding CITIBANK as SCI may reasonably request in writing and as shall be required in connection with any such registration, qualification or compliance. SCI will cause CITIBANK to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to CITIBANK such number of prospectuses, offering circulars or other documents incident thereto as CITIBANK from time to time may reasonably request, and will indemnify CITIBANK and all others participating in the distribution of such Charged Securities against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related transaction statement, notification or the like) a material fact required to be stated therein or necessary to make the statements not misleading in light of the circumstances under which they were made, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to SCI by CITIBANK, or such others participating in the distribution of such Charged Securities, expressly for use therein.
       2.If at any time when CITIBANK shall determine to
exercise its right to sell all or any part of the Charged Securities pursuant to
Section 7, such Charged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, CITIBANK may sell such Charged Securities or part thereof by private sale in such manner and under such circumstances as necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event CITIBANK, in its sole discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Charged Securities or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser or purchasers who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Charged Securities or part thereof. In the event of any such sale, CITIBANK shall incur no responsibility or liability for selling all or any part of the Charged Securities at a price which CITIBANK, in its sole discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid. 17.NOTICES, ETC. All notices and other communications shall be given in the manner specified in Section 15.02 of the Credit Agreement in the case of CITIBANK, and in the case of SCI, at the address specified in this Agreement. 18.POWER OF ATTORNEY. SCI hereby absolutely and irrevocably constitutes and appoints CITIBANK SCI's true and lawful agent and attorney-in-fact, effective upon the occurrence of an Event of Default, with full power of substitution, in the name of SCI: (a) to execute and do all such assurances, acts and things which SCI ought to do but has failed to do under the covenants and provisions contained in this Agreement; (b) to take any and all such action as CITIBANK may, in its sole discretion, determine as necessary or advisable for the purpose of maintaining, preserving or protecting the security constituted by this Agreement or any of the rights, remedies, powers or privileges of CITIBANK under this Agreement; and (c) generally, in the name of SCI exercise all or any of the powers, authorities, and discretions conferred on or reserved to CITIBANK by or pursuant to this Agreement, and (without prejudice to the generality of any of the foregoing) to seal and deliver or otherwise perfect any instrument or document of conveyance, agreement, or act as CITIBANK may deem proper in or for the purpose of exercising any of such powers, authorities or discretions. SCI hereby ratifies and confirms, and hereby agrees to ratify and confirm, whatever lawful acts CITIBANK shall do or purport to do in the exercise of the power of attorney granted to CITIBANK pursuant to this
Section 19, which power of attorney, being given for security, is irrevocable. 19.TERMINATION, RELEASE. After full indefeasible payment and performance of all of the Secured Obligations other than Secured Obligations which by their terms survive the repayment of the Loans and irrevocable termination of the Total Commitments, this Agreement shall terminate, and CITIBANK, at the request and expense of SCI, will execute and deliver to SCI a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to SCI (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of CITIBANK and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by CITIBANK hereunder.
 MISCELLANEOUS.
21.A.Independent  Obligations.  SCI  agrees  with  CITIBANK  that  each  of  the obligations and liabilities of SCI to CITIBANK under this Agreement may be enforced against SCI without the necessity of joining the Borrower, any of the Subsidiaries, any other holders of pledges of or security interests in any of the Collateral, or any other Person as a party. 21.B.Reaffirmation. SCI hereby acknowledges agrees that each of the 1995 Pledge Agreement and the First Supplemental Pledge Agreement is in full force and effect as of the date hereof and has not been rescinded, terminated or revoked by SCI prior to the date hereof, and each of the 1995 Pledge Agreement and the First Supplemental Pledge Agreement shall remain in full force and effect after giving effect to this Agreement. 21.C. Successors and Assigns. This Agreement shall create a continuing security interest in the Collateral and shall be binding upon the successors and assigns of SCI and shall inure to the benefit of and be
enforceable   by  CITIBANK,   and  its   successors   and   permitted   assigns.
21.D.Amendments, Etc. This Agreement may be amended or waived only with the written consent of the Required Banks and, with respect to any amendment, SCI. 21.E.Other Definitions. Unless otherwise defined herein or in the Credit Agreement, terms defined in Article 9 of the Code in the State of New York are used herein as therein defined. 21.F.Headings; Entire Agreement. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement, together with all instruments, certificates and documents executed or delivered by the parties in connection herewith or with reference hereto, embodies the entire understanding and agreement between the parties hereto with respect to the Collateral and supersedes all prior agreements, understandings and inducements, whether expressed or implied, or oral or written. 21.G.Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. 21.H.Severable Provisions. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. 22.GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York (without giving effect to the conflict of law principles thereof). JURISDICTION; WAIVER OF JURY TRIAL. SCI HEREBY (1) AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR TO ENFORCE ANY JUDGMENT OBTAINED AGAINST SCI IN CONNECTION WITH THIS AGREEMENT BE BROUGHT BY CITIBANK, ANY THE CO-AGENT OR ANY BANK IN ANY COURT SITTING IN THE STATE OF NEW YORK; (2) IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY COURT OF THE STATE OF NEW YORK FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT;
(3) AGREES THAT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK SHALL APPLY TO THIS ASSIGNMENT AND THE CREDIT DOCUMENTS; AND (4) IRREVOCABLY WAIVES ANY PRESENT OR FUTURE OBJECTION TO VENUE IN ANY SUCH COURT, AND ANY PRESENT OR FUTURE CLAIM THAT ANY SUCH COURT IS AN INCONVENIENT FORUM, IN CONNECTION WITH ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT. IN WITNESS WHEREOF, SCI and CITIBANK have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

Address for Notices:
SCI SYSTEMS, INC.
c/o SCI Systems (Alabama), Inc.
2101 W. Clinton Avenue
Huntsville, Alabama 35805

SCI SYSTEMS, INC., as SCI
  By:
  Name:
  Title:
CITIBANK, N.A., as Agent, as
CITIBANK
  By:
  Name:
  Title:



 ANNEX A

Name of         Name of        Name of       Percentage of       Percentage of
Corporation     Shares         Shares        Shares              Shares
                Owned          Charged       Owned               Charged


-----------    --------       ---------      -------------       66%
-----------    --------       ---------      -------------       66%
-----------    --------       ---------      -------------       66%
-----------    --------       ---------      -------------       66%
-----------    --------       ---------      -------------       66%
-----------    --------       ---------      -------------       66%


ANNEX B
EXCEPTIONS TO PLEDGE
                 IN WITNESS WHEREOF, the undersigned has caused this Subsidiary Note to be executed, sealed and delivered by and through its duly authorized representatives, as of the day and year first above written.


                             SCI SYSTEMS SWEDEN AB
                                       By:
                                       Name: Lindsey Tullett
                                       Title:
                                       By:
                                       Name:
                                       Title:




                       REAFFIRMATION OF PLEDGE AGREEMENT
 Reference is hereby made to the Amended and Restated Credit Agreement (the "Credit Agreement") dated as of August 3, 1995 among SCI SYSTEMS, INC., a Delaware corporation (the "Borrower"), CITIBANK, N.A., as Agent (the "Agent"), ABN AMRO BANK, N.V., as Co-Agent (the "Co-Agent"), and the banks who are parties to such Credit Agreement (collectively, the "Banks"). In order to induce the Agent, the Co-Agent and the Banks to enter into that certain Fifth Modification of Amended and Restated Credit Agreement of even date among the Borrower, the Agent, the Co-Agent and the Banks (the "Fifth Modification"), as well as for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower hereby acknowledges and agrees in favor of the Agent, the Co-Agent and the Banks as follows: 1.All capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Credit Agreement. 2.The Borrower does hereby reaffirm all of its indebtedness, obligations and liabilities to the Agent, the Co-Agent and the Banks under each Pledge Agreement executed by it and does hereby reaffirm the grant of any and all liens in the collateral pledged by the Borrower under any Pledge Agreement executed by it; provided, however, that nothing in this Reaffirmation is intended or shall be construed, to constitute a novation of any such indebtedness, obligations or liabilities or to modify, effect, release or otherwise impair the continuity or perfection of such liens. 3.The Borrower also confirms and agrees that each Pledge Agreement executed by it remains in full force and effect after giving effect to the execution, delivery and performance of the Fifth Modification and continues to secure all Secured Obligations (as defined in each such Pledge Agreement). 4.THIS REAFFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE. IN WITNESS WHEREOF, the Borrower has caused its duly authorized officers to execute this Reaffirmation, all as of this _______ day of September, 1998.

SCI SYSTEMS, INC.
 By:
  Name:
  Title: